Exhibit 10.4

***** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

MASTER SUBLEASE AGREEMENT

THIS MASTER SUBLEASE AGREEMENT (hereinafter “Sublease”) is made and entered into as of this      day of March 2014 (the “Commencement Date”), by and between Sears, Roebuck and Co., a New York corporation, and Kmart Corporation, a Michigan corporation (as their interests may appear), each as a sublandlord (collectively, “Sublandlord”), and Lands’ End, Inc., a Delaware corporation as the subtenant (“Subtenant”).

RECITALS:

Sublandlord, pursuant to the leases set forth on Annex B (including any amendments thereto) (each lease, a “Master Lease”), by and between Sublandlord and the applicable landlord under each Master Lease (each, a “Landlord”), desires to sublease to Subtenant and Subtenant desires to sublease from Sublandlord that certain premises within a building, which building location is set forth on Annex A under the column heading “Store Name” (each, a “Building”), consisting of approximately the rentable square feet set opposite each Building location on Annex A under the column heading “FY-2014 Begin. Sq. Ft.” as may be modified from time to time as set forth on Annex A, initially in the same location and configuration as existing for Subtenant’s store operations within a Building on the date of this Sublease (each, a “Subleased Premises”), upon the terms and conditions provided hereinafter.

NOW, THEREFORE, for and in consideration of and subject to the covenants and agreements hereinafter mentioned, the parties do hereby agree as follows:

1.	Subleased Premises

Subject to all of the terms and conditions of each Master Lease and subject to the terms and conditions hereof, Sublandlord subleases to Subtenant and Subtenant subleases from Sublandlord, the Subleased Premises.

Subject to any Third Party Agreements (as defined in Section 22(a) below) and temporary closures or restrictions due to casualty, condemnation, or Sublandlord’s maintenance and repair activities in the Building, Sublandlord further grants to Subtenant, in common with other occupants of the applicable Building and subject to the provisions of this Sublease, the applicable Master Lease and all applicable legal requirements: the right of ingress and egress to public roadways and a non-exclusive easement for parking the vehicles of Subtenant, its customers, employees and business invitees, and for access, use of, ingress and egress for vehicles and pedestrians in common with the other occupants of such Building, over all parking areas, alleys, roadways, sidewalks, walkways, landscaped areas and surface water drainage systems and for use of parking lot lighting; and a non-exclusive use of the hallways, entryways, elevators, restrooms, adequate storage space (and where provided prior to the Commencement Date, of similar type and size to such space), trash facilities and all other areas and facilities in the applicable Building that are provided and designated from time to time by Sublandlord for the non-exclusive use of occupants of such Building and their respective customers, employees and business invitees. The facilities and areas set forth above shall be deemed “Common Areas”.

2.	Term.

(a)	Unless earlier terminated as to all or any of the Subleased Premises pursuant to the express terms and conditions of this Sublease and subject to all of the terms and conditions of the applicable Master Lease, including, without limitation, the extension, expiration, rejection or earlier termination provisions thereof, and subject to the terms and conditions hereof, the term (“Term”) of this Sublease with respect to each Subleased Premises shall commence on the date hereof (the “Commencement Date”) and shall expire on the earlier to occur of (i) the expiration, rejection or earlier termination of the applicable Master Lease or (ii) the date set forth set forth on Annex A under the column heading “Expiration Date” (provided, however, that with respect to any Subleased Premises that has an Expiration Date prior to January 31, 2018, if Sublandlord leasing the a Building extends the applicable Master Lease to a date past January 31, 2018, then the Expiration Date for that Subleased Premises shall be amended to read January 31, 2018 on Annex A) (each, an “Expiration Date”). In the event that the Master Lease shall terminate early, the Sublandlord shall provide notice to the Subtenant.

(b)	Subtenant shall have no right to extend the Term of the this Sublease with respect to any of the Subleased Premises, except that by the date which is referenced on Annex A under the column heading “Expiration Date” for each Subleased Premises, Subtenant may send written notice to Sublandlord of its desire to negotiate extending the Term with respect to such Subleased Premises, and Sublandlord may (but shall not be obligated to), in its sole discretion, agree to negotiate such an extension on terms and conditions mutually agreeable to Sublandlord and Subtenant.

3.	Rent.

(a)	Rent shall begin to accrue and shall be due to Sublandlord on the Commencement Date. Subtenant agrees to pay rent for the Subleased Premises in the annual amount set forth on Annex A under the column heading “Rent PSF” for the applicable fiscal year (the “Rent”); provided, however, that the terms and provisions of Annex C (“Percentage Rent”) shall apply with respect to the locations listed thereon. Subtenant shall pay one-twelfth (1/12) of the annual Rent (or a prorated amount during partial months), in advance, on the first day of each month, without notice, offset or deductions except as otherwise set forth herein. Rent is inclusive of third-party common area maintenance costs, real estate taxes and utilities but does not cover any other costs or services.

(b)	All Rent (as defined below) shall be made payable to Sublandlord and mailed to Sublandlord’s address as outlined in the “Notice” Section of this Sublease until the payee or address is changed by written notice from Sublandlord.

4.	Hold Over.

If Subtenant does not vacate a Subleased Premises upon the expiration of this Sublease with respect to such Subleased Premises, such holdover shall result in a tenancy at sufferance, and in addition to Subtenant paying all damages incurred by Sublandlord as a result of Subtenant holding over (including, but without limitation, all loss, costs, damages and expenses arising under the Master Lease), Subtenant shall also pay to Sublandlord, as Rent for the period of such holdover (calculated based on the number of days of the holdover), 150% of the Rent PSF in effect immediately prior to such holdover.

5.	Subtenant’s Taxes.

Subtenant shall pay to Sublandlord, promptly upon demand, a sum equal to the aggregate of any municipal, county, state, or federal excise, sales, use, margin or transaction privilege taxes (but not including any taxes paid by Sublandlord based on its net income) now or hereafter legally levied or imposed against, or on account of, any amounts payable under this Sublease by Subtenant or the receipt thereof by Sublandlord. Subtenant shall pay all taxes and assessments of every nature, kind and description, levied and assessed against Subtenant’s fixtures, equipment, merchandise and goods stored in or about the Subleased Premises.

6.	Late Charges/Interest.

In the event any installment of Rent is more than three (3) days past due or any other amount payable by Subtenant to Sublandlord is more than ten (10) days past due, Subtenant shall pay to Sublandlord, as additional rent (i) a late fee equal to five percent (5%) of the amount unpaid to cover Sublandlord’s administrative costs for collection and loss of income plus (ii) interest at the Default Rate, calculated from the date such unpaid amounts were due. For the purposes of this Sublease the Default Rate shall be the rate of eight percent (8%) per annum, compounded monthly.

7.	Use; Operations; and Radius Restriction.

(a)	Subtenant shall use the Subleased Premises only as a Lands’ End retail shop consistent with the current format Subtenant is currently operating in each Subleased Premises and for no other purpose (“Permitted Use”). Subtenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from any Subleased Premises, nor take any other action which would constitute a nuisance or which would disturb or endanger any other occupants (including Sublandlord’s retail operations) of the Building, or unreasonably interfere with such other occupants’ use of their respective space.

(b)	Subtenant agrees to continuously operate its business in the entirety of each Subleased Premises under the name “Lands’ End” throughout the Term of this Sublease and for the same operating hours of Sublandlord’s store in which the Subleased Premises are located. If Subtenant violates this Section, then in addition to all rights and remedies available to Sublandlord pursuant to Section 15, Subtenant shall also pay to Sublandlord, upon demand, for each non-compliant Subleased Premises, liquidated damages in an amount equal to Five Hundred and No/100 Dollars ($500.00) for each day such violation continues; provided, however, that this provision shall not apply if the Subleased Premises should be closed and the business of Subtenant temporarily discontinued therein on account of remodeling or renovation which is completed within ten (10) business days. Subtenant acknowledges and agrees that if it breaches this Section, Sublandlord shall be deprived of an important right under this Sublease, and as a result thereof, will suffer damages in an amount which is not readily ascertainable, and that the foregoing is a reasonable and equitable determination of the actual damages Sublandlord shall suffer as a result of Subtenant’s breach of its obligations under this Section.

(c)	Subtenant covenants and agrees that during the Term, Subtenant (and if Subtenant is a corporation, membership entity or partnership, its officers, directors, stockholders, members, managers, affiliates or partners) shall not directly or indirectly, operate or manage any other store or business similar to or in competition with the use for which the Subleased Premises are let (including, without limitation, any concession or department operated within another store or business), within the same shopping center or retail center development of which the Building is a part.

8.	Hazardous Materials.

No Hazardous Material (as hereinafter defined) shall be created, handled, placed, stored, used, transported or disposed of by either party on the Subleased Premises. Sublandlord and Subtenant hereby indemnify, defend and hold the other party and its directors, officers, employees and agents (including any successor to Sublandlord’s interest in the Subleased Premise) harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, sums paid in settlement of claims, attorneys’ fees, consultant fees and expert fees) which result from either party’s breach of this Section. As used herein, “Hazardous Material” shall mean any substance that is toxic, ignitable, reactive, corrosive and that is regulated by any local government, the respective state each Subleased Premises is located in, or the United States Government. “Hazardous Material” includes any and all material or substances that are defined as “hazardous waste”, “extremely hazardous waste” or a “hazardous substance” pursuant to state, federal or local governmental law. “Hazardous Material” includes, but is not restricted to, asbestos, polychlorobiphenyls (“PCBs”) and petroleum.

9.	Repairs, Maintenance, Utilities and Other Services.

(a)	Subtenant shall accept each Subleased Premises in its “AS-IS”, “WHERE IS” and “WITH ALL FAULTS” condition. Sublandlord makes no representations or warranties as to the conditions of any Subleased Premises, and Subtenant acknowledges that it is fully aware of the existing conditions of each Subleased Premises since it has occupied and operated in such Subleased Premises prior to the date of this Sublease. Sublandlord shall have no responsibility or obligation to make repairs or replacements to or upon a Subleased Premises or to perform any maintenance which becomes necessary during Subtenant’s occupancy of such Subleased Premises. Subtenant shall comply with all laws, statutes, governmental regulations and local ordinances (including, without limitation, the Americans with Disabilities Act) and the direction of the proper public officials concerning its use of each Subleased Premises. Subtenant shall return each Subleased Premises to Sublandlord “broom clean” and in the same condition as it exists as of the beginning of the Term, excluding ordinary wear and tear.

(b)	Sublandlord shall not be liable to Subtenant for damages or otherwise if the utilities serving the Subleased Premises or Building of which the Subleased Premises are a part are interrupted or terminated for any cause; provided, however, the foregoing shall not limit Subtenant’s remedies expressly set forth in Section 19.

(c)	Sublandlord and Subtenant agree that Sublandlord is not providing any services to Subtenant at any Subleased Premises which are not expressly set forth herein; by way of example and without limitation of the foregoing disclaimer, Sublandlord is expressly not providing the following services to Subtenant: cleaning or maintenance of the Subleased Premises, loss prevention, general liability or property insurance, stock room replenishment, use of Sublandlord’s Point of Sale system, shipping/receiving, wi-fi or accepting returns of Subtenant’s merchandise. Sears, Roebuck and Co. and Subtenant have entered into that certain Retail Operations Agreement dated as of , 2014 (the “RSA”) providing for additional services and/or for rules and restrictions governing Subtenant’s use of the Subleased Premises and other portions of Sublandlord’s Buildings.

10.	Fixtures/Alterations.

Subtenant shall only be permitted to make cosmetic changes to the Subleased Premises. Subtenant shall not have the right to install permanent fixtures, or in any way alter the structure of any Building or alter any non-structural portion of any Subleased Premises, without the prior written consent of Sublandlord, which shall be in Sublandlord’s sole discretion.

11.	Access to Subleased Premises.

Sublandlord shall have free access to any Subleased Premises for the purpose of examining the same during business hours and for any other reasonable purpose, including, by way of example only and without limitation, in furtherance of the terms and provisions of the RSA; provided, however, Sublandlord shall not unreasonably interfere with the business of Subtenant in exercising such rights.

12.	Assignment / Sublease.

Subtenant shall not have the right to assign this Sublease, or to license or sublet any Subleased Premises, or any part thereof.

13.	Surrender.

Upon the Expiration Date, Subtenant shall surrender and vacate a Subleased Premises immediately and deliver possession thereof to Sublandlord in the condition required by Subtenant under Section 9(a) hereof and shall deliver to Sublandlord all keys to such Subleased Premises. Subtenant shall remove from the Subleased Premises all personal property of Subtenant and Subtenant’s trade fixtures, including, cabling for any of the foregoing at its sole cost and expense. Subtenant immediately shall repair all damage resulting from removal of any of Subtenant’s property at its sole cost and expense. In the event possession of such Subleased Premises is not delivered to Sublandlord when required hereunder, or if Subtenant shall fail to remove those items described above, Subtenant shall be deemed to have abandoned such property and Sublandlord may (but shall not be obligated to), at Subtenant’s expense, remove any of such property and undertake at Subtenant’s expense such restoration work as Sublandlord deems necessary or advisable. Subtenant’s obligations under this Section shall survive the Expiration Date or earlier termination of this Sublease.

14.	Right to Relocate.

Sublandlord may, at any time, relocate any of Subtenant’s Subleased Premises to another area of the Building in which such Subleased Premises are located (“New Premises”), provided the New Premises shall have, if possible, approximately the same rentable square footage of space; notwithstanding the foregoing, Sublandlord shall have the right to offer Subtenant New Premises with lesser square footage than the original Subleased Premises (but in no event lesser than 70% of the original Subleased Premises) if Sublandlord’s store size has been or is in the process of being reduced. Provided that Subtenant is open and operating at the applicable Subleased Premises at the time Sublandlord exercises the rights granted by this Section, Sublandlord agrees to pay all reasonable moving expenses incurred by Subtenant incident to such relocation and for improving the New Premises so that the New Premises are similar to the then existing Subleased Premises. Sublandlord shall provide Subtenant with at least sixty (60) days prior written notice before making such relocation demand. Subtenant shall cooperate with Sublandlord in all reasonable ways to facilitate the move and shall be responsible for moving all of its inventory and other goods to the New Premises. If Subtenant fails to so cooperate, Sublandlord shall be relieved of all responsibility for damage or injury to Subtenant or its property during such move, except as may be caused by Sublandlord’s actual negligence. Notwithstanding the foregoing, if the New Premises identified by Sublandlord is not acceptable to Subtenant, then Subtenant may elect to terminate this Sublease solely with respect to such Subleased Premises by written notice to Sublandlord within thirty (30) calendar days after receipt of Sublandlord’s written notice of such relocation, with such termination to be effective sixty (60) days after Subtenant’s election. Upon the completion of a relocation, the Rent shall be adjusted to reflect the actual square footage of the New Premises and the New Premises shall be deemed to have replaced the applicable Subleased Premises for all purposes under this Sublease.

15.	Default.

(a)	If Subtenant (i) defaults in any of its monetary obligations under this Sublease or (ii) materially defaults in any of its non-monetary obligations under this Sublease, and Subtenant fails to cure such default within ten (10) business days after receipt of written notice thereof, then, in addition to all other rights which Sublandlord has at law or in equity, Sublandlord shall have the following rights and remedies: (x) to terminate this Sublease with respect to the applicable Subleased Premises in which event Subtenant shall immediately surrender such Subleased Premises to Sublandlord and, if Subtenant fails to do so, Sublandlord may, without prejudice to any other remedy which Sublandlord may have for possession or arrearages in Rent, enter upon and take possession of the applicable Subleased Premises and expel or remove Subtenant and any other person who may be occupying such Subleased Premises or any part thereof, by any legal means, without being liable for prosecution for any claim of damages therefore; (y) to enter upon and take possession of the applicable Subleased Premises and expel or remove Subtenant and any other person who may be occupying such Subleased Premises or any part thereof, by any legal means, without being liable for prosecution of any claim for damages therefore with or without having terminated this Sublease; (z) do whatever Subtenant is obligated to do under the terms of this Sublease (and enter upon the applicable Subleased Premises in connection therewith if necessary) without being liable for prosecution or any claim for damages therefore, and Subtenant agrees to reimburse Sublandlord on demand for any expenses which Sublandlord may incur in thus effecting compliance with Subtenant’s obligations under this Sublease with respect to a Subleased Premises, plus interest thereon at the Default Rate, and Subtenant further agrees that Sublandlord shall not be liable for any damages resulting to Subtenant from such action.

(b)	In the event Sublandlord elects to terminate this Sublease with respect to a Subleased Premises in accordance with the foregoing, then notwithstanding such termination, Subtenant shall be liable for and shall pay to Sublandlord the sum of all Rent and other amounts payable to Sublandlord pursuant to the terms of this Sublease with respect to such Subleased Premises which have accrued to the date of such termination, plus, as damages, an amount equal to the net present value of the difference between (i) total Rent reserved by this Sublease for the remaining portion of the Term (had such Term not been terminated by Sublandlord prior to the Expiration Date) less (ii) the net amount Subtenant proves Sublandlord would have received during such remaining portion of the Term through reletting of the applicable Subleased Premises. For the purposes hereof, “net present value” shall be determined using a discount rate equal to four percent (4%) per annum.

(c)	In the event Sublandlord elects to repossess the applicable Subleased Premises without terminating this Sublease with respect to such Subleased Premises, then Subtenant shall be liable for and shall pay to Sublandlord all rental and other amounts payable to Sublandlord (including, without limitation, the damages amount set forth in Section 7(b)) pursuant to the terms of this Sublease which have accrued to the date of such repossession, plus, from time to time throughout the remaining Term, total Rent required to be paid by Subtenant to Sublandlord during the remainder of the Term diminished by any net sums thereafter received by Sublandlord through reletting of the applicable Subleased Premises during said period. In no event shall Subtenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Subtenant to Sublandlord as provided in this paragraph may be brought from time to time, on one or more occasions, without the necessity of Sublandlord’s waiting until expiration of the Term.

16.	Notices.

All notices herein provided for shall be in writing and shall be sent by (a) registered or certified mail, postage prepaid, return receipt requested, or (b) reputable overnight air courier, and shall be deemed to have been given (i) five (5) business days after deposit in the mail postage prepaid if sent via mail, and (ii) one (1) business day after being deposited with a reputable overnight air courier for guaranteed next day delivery. Notices shall be addressed to:

Sublandlord:

c/o Sears Holding Corporation 3333 Beverly Road
Department 824RE
Hoffman Estates, Illinois 60179
Attn: Vice President – Real Estate

With a copy to:

Sears Holding Corporation 3333 Beverly Road
Department 824RE
Hoffman Estates, Illinois 60179
Attn: Associate General Counsel – Real Estate

Subtenant:	Lands’ End, Inc.
5 Lands’ End Lane
Dodgeville, Wisconsin 53595
Attn: Senior Vice President

With a copy to:

Lands’ End, Inc.
5 Lands’ End Lane
Dodgeville, Wisconsin 53595
Attn: General Counsel

or to any other address furnished in writing by either of the respective parties. However, any change of address furnished shall comply with the notice requirements of this Section and shall include a complete outline of all current notice addresses to be used for the party requesting the change.

17.	Indemnity.

Subtenant shall indemnify Sublandlord against, and save Sublandlord harmless of and from, any and all loss, cost, damage, expense or liability (including, but not limited to, attorney’s fees and disbursements) incurred by Sublandlord by reason of, and defend Sublandlord against all claims, actions, proceedings and suits relating to: (i) the conduct of Subtenant’s business in, or use, occupancy and management of, each Subleased Premises; (ii) any injuries to persons or damages to property occurring in, on or about each Subleased Premises; (iii) any work or thing whatsoever done, or any condition created, in, on or about each Subleased Premises during the Term hereof; (iv) any act or omission of Subtenant, its agents, contractors, servants, employees, invitees, guests or tenants; (v) a breach of this Sublease; (vi) any breach or default in the performance by Subtenant of any term, provision or covenant under this Sublease or any Master Lease. Subtenant’s obligations under this Section shall survive the Expiration Date or earlier termination of this Sublease with respect to each Subleased Premises.

18.	Insurance.

(a)	Subtenant shall maintain, or cause to be maintained on its behalf, during the Term:

(i)	Commercial General Liability including Premises Operations, Products and Completed Operations Liability, Contractual Liability covering the Subtenant and naming Sears Holdings Management Corporation as additional insured with limits of no less than Two Million Dollars ($2,000,000) combined single limit primary and non-contributory to any liability insurance maintained by Sublandlord.

(ii)	Workers’ Compensation at statutory limits, as required by the state where the work is being performed, and Employer’s Liability with limits of no less than $500,000 each accident or occupational disease.

(iii)	Comprehensive Automobile Liability Insurance, which shall include bodily injury and property damage liability, including the ownership, maintenance and operation of any automobile equipment owned, hired and non-owned including the loading and unloading thereof, with limits of at least $2,000,000 for each accident.

(iv)	“All-risk” property damage insurance (“Subtenant’s Hazard Insurance”) including Builders’ Risk protecting against all risk of physical loss or damage, including without limitation, and sprinkler leakage coverage in amounts not less than the actual replacement cost, covering all of Subtenant’s inventory, trade fixtures, furnishing, wall covering, floor covering, carpeting, drapes, equipment and all items of personal property of Subtenant located within the Subleased Premises and within 100 feet of the Subleased Premises, against all risks of physical loss or damage.

(b)

In addition to the insurance coverage to be maintained by Subtenant above, Subtenant will require each contractor (if any) performing the services under the direction of Subtenant to obtain insurance coverage in the same form and amounts as detailed above (“Contractor Insurance”). The Contractor Insurance shall name Sears Holdings Corporation its subsidiaries and affiliates as additional insured, and shall stipulate that such insurance is primary to, and not contributing with, any other insurance carried by, or for the benefit of, Sears, Roebuck and Co., Kmart Corporation, or the other additional insured. Subtenant warrants that its contractors will maintain Workers’ Compensation and Employer’s Liability insurance. It is the responsibility of Subtenant to obtain and maintain a certificate of insurance from each contractor and make the certificate available to Sears, Roebuck and Co. upon request.

(c)	Such insurance set forth in subsection (a) above shall be obtained from insurers of recognized financial responsibility who shall be licensed in the state in which each Subleased Premises is located. Subtenant shall provide Sublandlord with certificates evidencing the coverage required hereunder. Sublandlord and others designated by Sublandlord in being additional insureds, shall be named as additional insureds under the insurance policies described in this Section 18. The certificates of insurance, to the extent the same is standard in the industry, shall provide that the coverage shall not be changed or cancelled, without at least ten (10) days notice to Sublandlord, provided that if contractor’s insurance company in its certificate to Sublandlord will state only that (i) the coverage will not be “materially” changed (as opposed to simply “changed”) without prior notice to Sublandlord, and/or (ii) it will “endeavor to give” at least ten (10) days prior written notice to Sublandlord (as opposed to simply agreeing to give such notice), and it is standard in the insurance industry that an insurance company would provide only such wording, the contractor’s insurer may provide such wording in the certificate of insurance to Sublandlord.

(d)	Waiver of Subrogation Rights. Each party hereto has hereby remised, released, and discharged and does remise, release, and discharge the other party hereto and any officer, agent, employee, or representative of such party of and from any claims, rights of recovery, or liability whatsoever (and each party hereby waives all rights of subrogation) hereafter arising from loss, damage, or injury caused by fire or other casualty of the type which is required to be insured under the policies of insurance required to be maintained by the releasing party as of the date of any casualty, SUCH WAIVER TO BE EFFECTIVE REGARDLESS OF THE CAUSE OR ORIGIN OF SUCH DAMAGE OR LOSS INCLUDING, WITHOUT LIMITATION, THE NEGLIGENCE OF A PARTY HERETO OR ANY OF ITS OFFICERS, AGENTS, EMPLOYEES OR REPRESENTATIVES. Subtenant shall procure an appropriate clause in or endorsement to any policy of insurance covering Subtenant’s personal property, inventory, fixtures, furnishing and equipment located in the Subleased Premises, wherein the insurer waives subrogation or consents to a waiver of its right of recovery.

19.	Casualty.

If a Building is damaged or destroyed by fire or other casualty, or if it becomes uninhabitable due to the termination of utilities or other services serving the Building, then Sublandlord shall have the right, in Sublandlord’s sole discretion, to terminate this Sublease with respect to all or any portion of the applicable Subleased Premises located in such affected Building upon thirty (30) days prior written notice to Subtenant. If Sublandlord does not so elect to terminate this Sublease with respect to such affected Subleased Premises, then (i) Subtenant’s obligations under this Subleaseease with respect to such Subleased Premises, including but not limited to the payment of Rent, shall be suspended beginning on the third day of such damage or uninhabitability and continuing until such time as the Subleased Premises are returned to a habitable condition and (ii) if Sublandlord is unable to restore the Subleased Premises to a habitable condition within six months of the date of the damage or uninhabitability first occurred, Subtenant may terminate the Sublease for the affected Subleased Premises by written notice to Sublandlord. In no event shall Subtenant be entitled to any portion of insurance proceeds available under any policies maintained by Sublandlord nor shall Sublandlord have any obligation to restore or repair the affected Building or the applicable Subleased Premises.

20.	Condemnation.

If a Building, or any portion of a Building, is taken under the power of eminent domain, or sold under the threat of the exercise of said power (any of the foregoing, a “condemnation”) then Sublandlord shall have the right to terminate this Sublease with respect to all or any portion of the Subleased Premises contained in such affected Building upon thirty (30) days prior written notice to Subtenant. In no event shall Subtenant be entitled to any portion of any proceeds awarded in connection with such condemnation nor shall Sublandlord have any obligation to restore or repair the affected Building or the Subleased Premises contained therein.

21.	No Liens.

Sublandlord’s title always is and shall be paramount to the title of Subtenant, and nothing in this Sublease shall empower Subtenant to do any act which can, shall or may encumber the title of Sublandlord to any portion of any Subleased Premises. Subtenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Subtenant, operation of law or otherwise, to attach to or be placed on any part of any Subleased Premises or the Building of which the Subleased Premises are a part. Subtenant covenants and agrees not to suffer or permit any lien of mechanics, materialmen or other lien to be placed against any part of a Subleased Premises or any fixture filing or other financing statement to be recorded against any portion of a Subleased Premises and in case any such lien or filing attaches or claim of lien is asserted Subtenant covenants and agrees to cause such lien, filing or claim to be immediately released and removed of record.

22.	Sublease Subject to Possible Third Party Interests.

(a)	Notwithstanding Subtenant’s rights under this Sublease, Subtenant hereby acknowledges that Sublandlord makes no representations or warranties with respect to whether or not Subtenant’s use of a Subleased Premises for its Permitted Use is permitted under any documents encumbering or otherwise affecting Sublandlord’s interest in the applicable Subleased Premises (each, a “Third Party Agreement”). Subtenant understands and agrees that Sublandlord has not requested the consent of any third party to this Sublease with respect to any Subleased Premises, which third party may or may not have a right to grant or withhold such consent, and that if Subtenant desires to obtain any such consent, then Subtenant may seek to obtain such consent at its own cost, risk and expense. Subtenant’s rights with respect to this Sublease, are subject and subordinate to all applicable Third Party Agreements.

(b)	Subtenant acknowledges and agrees that Sublandlord has made available to Subtenant for copying and review (including by means of any website or other electronic means which have been made available to Subtenant prior to the execution of this Sublease) all Third Party Agreements in Sublandlord’s possession or control. As such, Subtenant shall be deemed to know of the existence of any fact or circumstance as disclosed by any Third Party Agreement for the purposes of this Section 22. Notwithstanding the foregoing, in making such Third Party Agreements available to the Subtenant, Subtenant acknowledges that Sublandlord makes no representation or warranty as to the completeness or accuracy of the information provided.

23.	Limitation on Sublandlord’s Liability.

With respect to collection of any judgment (or other judicial process) requiring the payment of money by Sublandlord in the event of any default or breach by Sublandlord with respect to any of the terms, covenants and conditions of this Sublease or any Master Lease as affecting a Subleased Premises, Subtenant agrees that it shall look solely to the estate of Sublandlord in the Building (together with the land on which such Building is located) in which the applicable Subleased Premises is located, subject to the prior rights of any mortgagee of such Building or any underlying lessor, and no other assets of each Sublandlord shall be subject to levy, garnishment, attachment, execution or other procedures for the satisfaction of Subtenant’s remedies.

24.	Additional Documentation.

From time to time throughout the Term, Subtenant shall execute and deliver to Sublandlord, within ten (10) business days following request therefor, any reasonable document required by Sublandlord in connection with this Sublease or any portion of any Subleased Premises including, by way of example and without limitation, tenant estoppel certificates addressed to Sublandlord and/or Sublandlord’s prospective lender and/or purchaser and Subordination, Non-Disturbance and Attornment Agreements with Sublandlord’s or its purchaser’s lender or prospective lender.

25.	Rules and Regulations.

Subtenant agrees to comply with reasonable rules and regulations issues by Sublandlord governing the conduct of businesses on or about the Subleased Premises and any rules and regulations issued by Sublandlord for the Building.

26.	Signage.

Subtenant shall not install any signage on or about any of the Subleased Premises without the prior written consent of Sublandlord or the applicable Landlord, if applicable, which consent may be granted or withheld in Sublandlord’s or such Landlord’s sole discretion.

27.	Master Lease

This Sublease is and shall be at all times subject and subordinate to each Master Lease. The terms, conditions and respective obligations of Sublandlord and Subtenant to each other under this Sublease shall be the terms and conditions of the applicable Master Lease with respect to each Subleased Premises except for those provisions of a Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease shall control over such Master Lease. During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Subtenant does hereby expressly assume and agree to perform and comply with, for the benefit of Sublandlord and the applicable Landlord, each and every obligation of tenant under a Master Lease. In the event of the expiration or termination of the Master Lease for any reason whatsoever, this Sublease shall automatically terminate on the date of the expiration or termination of the Master Lease, and Subtenant shall have no claim against Sublandlord of any kind whatsoever on account thereof, and the parties hereto shall thereupon be relieved of all liability and obligation hereunder, excepting liabilities and obligations which accrued or arose prior to the date of such termination or expiration. Subtenant shall not violate or breach any of the terms, covenants or conditions of any Master Lease nor do or fail to do or permit anything to be done which would violate, breach or be contrary to a Master Lease or cause such Master Lease to be terminated or forfeited. Subtenant is not hereby granted any of the rights granted to Sublandlord, as tenant under a Master Lease, including, without limitation, Sublandlord’s right to exercise renewal term options.

28.	Risk of Loss.

Subtenant assumes all risk of damage or loss of any fixtures, equipment, merchandise or goods located in or about the Subleased Premises from any cause whatsoever and for all damage or loss that may arise from, without limitation, the following: delivery, receipt, piling, stacking, storage, or handling the goods and merchandise of Subtenant, whether within the Subleased Premises or otherwise. Subtenant shall be liable for any new installation (subject to Sublandlord’s consent which shall not be unreasonably withheld), repair, maintenance, and payment of all costs associated with new or existing security systems, if any, in the Subleased Premises. Sublandlord shall have no obligation to provide security for any Subleased Premises, except as any security measure may be generally available for Sublandlord’s retail operations in the Building where such Subleased Premises are located. In no event shall Sublandlord be responsible for shrinkage experienced by Subtenant at any Subleased Premises.

29.	Sublandlord’s Early Termination Option.

Notwithstanding anything in this Sublease to the contrary, this Sublease shall be terminated with respect to an applicable Subleased Premises at any time upon prior written notice to Subtenant in the following events:

(i)	If Sublandlord is selling or has sold the Building in which the Subleased Premises are located or if Sublandlord ceases to operate a retail facility in the Building in which the Subleased Premises are located in substantially the same manner as existing on the date of this Sublease, then Sublandlord shall terminate this Sublease with respect to the applicable Subleased Premises by delivery of written notice to Subtenant, with such termination to be effective ninety (90) days after the date of such notice; or

(ii)	If any third party under a Third Party Agreement objects to this Sublease with respect to a Subleased Premises, then Sublandlord shall, in Sublandlord’s sole discretion, either (a) terminate this Sublease with respect to the applicable Subleased Premises by delivery of written notice to Subtenant, with such termination to be effective thirty (30) days after the date of such notice or (b) procure the third party’s agreement to permit Subtenant to continue to occupy the applicable Subleased Premises as provided for under the terms of this Sublease.

On or before the effective date of a termination of this Sublease with respect to the applicable Subleased Premises (“Termination Date”) as described in either subparagraphs (i) or (ii) above, Subtenant shall surrender and vacate the Subleased Premises in accordance with Section 13. Subtenant covenants and agrees to pay Sublandlord all sums accruing and/or required to be paid by Subtenant pursuant to the provisions of this Sublease with respect to such Subleased Premises through the Termination Date, as and when any of such sums become due and payable. Subtenant’s obligations under this Section shall survive the Expiration Date or earlier termination of this Sublease.

30.	Quiet Enjoyment.

Provided that Subtenant pays the Rent and fully and faithfully observes and performs all of the terms, covenants and conditions set forth in this Sublease on Subtenant’s part to be observed and performed, Sublandlord shall not do anything during the Term as to unlawfully interfere with Subtenant’s peaceful and quiet enjoyment of the Subleased Premises, subject, nevertheless, to the terms and conditions of this Sublease and the RSA. Subtenant shall not interfere with the quiet enjoyment of the other tenants of the Building.

31.	Encroachments.

Notwithstanding any provision in this Sublease to the contrary, in the event Subtenant operates, occupies or uses any portion of a Building other than the Subleased Premises contained in such Building (and other than the non-exclusive use of the Common Areas as provided in Section 1 hereof), Subtenant shall have ten (10) days to cure after notice thereof. If Subtenant fails to cure such an encroachment within the ten (10) day period, Subtenant shall: (a) pay an amount equal to the per square foot Gross Rent for the applicable Subleased Premises set forth on Annex A under the column “Rent PSF” for the particular location where the encroachment occurred, multiplied by the amount of space that is encroached upon, and such increase in Rent shall be retroactive to the date that such operation, occupation or use commenced. If such an encroachment occurs more than twice within any twelve (12) month period, Sublandlord may terminate this Sublease with respect to its Subleased Premises immediately upon Sublandlord’s written notice to Subtenant.

32.	Choice of Law, Litigation, Court Costs and Attorney’s Fees.

In the event that at any time either Sublandlord or Subtenant institutes any action or proceeding against the other relating to the provisions of this Sublease or any default hereunder, the prevailing party in such action or proceeding will be entitled to recover from the other party reasonable attorneys’ fees and costs. This Sublease with respect to each Subleased Premises shall be construed in accordance with and governed by the laws of the state in which such Subleased Premises are located. Sublandlord and Subtenant waive all rights to (i) trial by jury in any litigation arising under this Sublease and (ii) resort to arbitration in the event of any dispute under this Sublease.

33.	Counterparts

This Sublease may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

34.	Acknowledgement of Representation by Legal Counsel.

Each party hereto warrants and represents that it has reviewed and negotiated the terms and conditions of this Sublease with legal counsel of its own choosing, or has had an opportunity to do so, and that it knowingly and voluntarily enters into this Sublease having had the opportunity to consult with legal counsel.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

SUBLANDLORD:

SEARS, ROEBUCK AND CO., a New York corporation

By:
Name:
Title:

KMART CORPORATION, a Michigan corporation

By:
Name:
Title:

SUBTENANT:

LANDS’ END, INC., a Delaware corporation

By:
Name:
Title:

ANNEX A

Store Num	Store Name	Lease Term	Lease Factor	FY2014 Begin Sq Ft	Yr 1 Rent PSF	Yr 1 Rent	Downsize/ Closure?	FY2015 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
2035	2035 COLUMBIA	0.08	[*****]	6,145	[*****]	[*****]		6,145	[*****]	[*****]	[*****]	6,145	[*****]	[*****]	[*****]
1200	1200 CHICAGO/STATE ST	0.23	[*****]	10,060	[*****]	[*****]		10,060	[*****]	[*****]	[*****]	10,060	[*****]	[*****]	[*****]
2875	2875 FRANKLIN/NASHVILLE	0.29	[*****]	6,921	[*****]	[*****]		0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]
1199	1199 SAN MATEO	0.49	[*****]	8,997	[*****]	[*****]		8,997	[*****]	[*****]	[*****]	8,997	[*****]	[*****]	[*****]
1031	1031 DENVER/CHERRY CREEK	1.00	[*****]	17,027	[*****]	[*****]		0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]
1223	1223 BROCKTON	1.00	[*****]	5,951	[*****]	[*****]		0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]
1554	1554 MAYS LANDING	1.00	[*****]	8,792	[*****]	[*****]		0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]
2027	2027 WASILLA	1.00	[*****]	1,157	[*****]	[*****]		0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]
2494	2494 ALTOONA	1.00	[*****]	4,962	[*****]	[*****]		0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]
1243	1243 HANOVER	1.07	[*****]	15,329	[*****]	[*****]		15,329	[*****]	[*****]	[*****]	15,329	[*****]	[*****]	[*****]
2173	2173 SARATOGA	1.45	[*****]	6,281	[*****]	[*****]		6,281	[*****]	[*****]	[*****]	6,281	[*****]	[*****]	[*****]
1334	1334 PITTSBURGH SOUTH HILLS	1.48	[*****]	7,909	[*****]	[*****]		7,909	[*****]	[*****]	[*****]	7,909	[*****]	[*****]	[*****]
2824	2824 CARY	1.49	[*****]	5,868	[*****]	[*****]		5,868	[*****]	[*****]	[*****]	5,868	[*****]	[*****]	[*****]
2023	2023 CONCORD	1.49	[*****]	6,718	[*****]	[*****]		6,718	[*****]	[*****]	[*****]	6,718	[*****]	[*****]	[*****]
2603	2603 NEW HARTFORD	1.49	[*****]	8,657	[*****]	[*****]		8,657	[*****]	[*****]	[*****]	8,657	[*****]	[*****]	[*****]
2623	2623 RUTLAND	1.49	[*****]	5,965	[*****]	[*****]		5,965	[*****]	[*****]	[*****]	5,965	[*****]	[*****]	[*****]
2344	2344 STATE COLLEGE	1.57	[*****]	3,056	[*****]	[*****]		3,056	[*****]	[*****]	[*****]	3,056	[*****]	[*****]	[*****]
1470	1470 GREENWOOD	1.66	[*****]	4,707	[*****]	[*****]		4,707	[*****]	[*****]	[*****]	4,707	[*****]	[*****]	[*****]
1984	1984 BUFFALO/HAMBURG	1.66	[*****]	8,118	[*****]	[*****]		8,118	[*****]	[*****]	[*****]	8,118	[*****]	[*****]	[*****]
2043	2043 KINGSTON	1.75	[*****]	5,359	[*****]	[*****]		5,359	[*****]	[*****]	[*****]	5,359	[*****]	[*****]	[*****]
2684	2684 FRACKVILLE	1.75	[*****]	4,557	[*****]	[*****]	min rent	4,557	[*****]	[*****]	[*****]	4,557	[*****]	[*****]	[*****]
1534	1534 SCRANTON	1.91	[*****]	5,963	[*****]	[*****]		5,963	[*****]	[*****]	[*****]	5,963	[*****]	[*****]	[*****]
1850	1850 LOUISVILLE OXMOOR	2.00	[*****]	8,345	[*****]	[*****]		8,345	[*****]	[*****]	[*****]	8,345	[*****]	[*****]	[*****]
1304	1304 SILVER SPRING	2.08	[*****]	4,973	[*****]	[*****]		4,973	[*****]	[*****]	[*****]	4,973	[*****]	[*****]	[*****]
1758	1758 ESCONDIDO	2.08	[*****]	4,035	[*****]	[*****]	min rent	4,035	[*****]	[*****]	[*****]	4,035	[*****]	[*****]	[*****]
2373	2373 NO DARTMOUTH	2.19	[*****]	4,076	[*****]	[*****]		4,076	[*****]	[*****]	[*****]	4,076	[*****]	[*****]	[*****]
1646	1646 PINEVILLE	2.47	[*****]	5,894	[*****]	[*****]		5,894	[*****]	[*****]	[*****]	5,894	[*****]	[*****]	[*****]
1684	1684 WOODBRIDGE	2.51	[*****]	9,422	[*****]	[*****]	min rent	9,422	[*****]	[*****]	[*****]	9,422	[*****]	[*****]	[*****]
1368	1368 CONCORD	2.72	[*****]	9,947	[*****]	[*****]		9,947	[*****]	[*****]	[*****]	9,947	[*****]	[*****]	[*****]
2343	2343 LANESBORO(PITTSFIELD)	2.73	[*****]	5,537	[*****]	[*****]		5,537	[*****]	[*****]	[*****]	5,537	[*****]	[*****]	[*****]

Store Num	Store Name	FY2017 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2018 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 6 Rent PSF	Yr 6 Rent	Expiration Date	Owned / Leased
2035	2035 COLUMBIA	6,145	[*****]	[*****]	[*****]	6,145	[*****]	[*****]	[*****]	6,145	[*****]	[*****]	[*****]	3/2/2014	GL
1200	1200 CHICAGO/STATE ST	10,060	[*****]	[*****]	[*****]	10,060	[*****]	[*****]	[*****]	10,060	[*****]	[*****]	[*****]	4/25/2014	GL
2875	2875 FRANKLIN/NASHVILLE	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	5/18/2014	GL
1199	1199 SAN MATEO	8,997	[*****]	[*****]	[*****]	8,997	[*****]	[*****]	[*****]	8,997	[*****]	[*****]	[*****]	7/31/2014	GL
1031	1031 DENVER/CHERRY CREEK	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	2/1/2015	GL
1223	1223 BROCKTON	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	2/1/2015	GL
1554	1554 MAYS LANDING	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	2/1/2015	GL
2027	2027 WASILLA	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	2/1/2015	GL
2494	2494 ALTOONA	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	2/1/2015	GL
1243	1243 HANOVER	15,329	[*****]	[*****]	[*****]	15,329	[*****]	[*****]	[*****]	15,329	[*****]	[*****]	[*****]	2/28/2015	GL
2173	2173 SARATOGA	6,281	[*****]	[*****]	[*****]	6,281	[*****]	[*****]	[*****]	6,281	[*****]	[*****]	[*****]	7/17/2015	GL
1334	1334 PITTSBURGH SOUTH HILLS	7,909	[*****]	[*****]	[*****]	7,909	[*****]	[*****]	[*****]	7,909	[*****]	[*****]	[*****]	7/27/2015	GL
2824	2824 CARY	5,868	[*****]	[*****]	[*****]	5,868	[*****]	[*****]	[*****]	5,868	[*****]	[*****]	[*****]	7/30/2015	GL
2023	2023 CONCORD	6,718	[*****]	[*****]	[*****]	6,718	[*****]	[*****]	[*****]	6,718	[*****]	[*****]	[*****]	7/31/2015	GL
2603	2603 NEW HARTFORD	8,657	[*****]	[*****]	[*****]	8,657	[*****]	[*****]	[*****]	8,657	[*****]	[*****]	[*****]	7/31/2015	GL
2623	2623 RUTLAND	5,965	[*****]	[*****]	[*****]	5,965	[*****]	[*****]	[*****]	5,965	[*****]	[*****]	[*****]	7/31/2015	GL
2344	2344 STATE COLLEGE	3,056	[*****]	[*****]	[*****]	3,056	[*****]	[*****]	[*****]	3,056	[*****]	[*****]	[*****]	8/28/2015	GL
1470	1470 GREENWOOD	4,707	[*****]	[*****]	[*****]	4,707	[*****]	[*****]	[*****]	4,707	[*****]	[*****]	[*****]	9/30/2015	GL
1984	1984 BUFFALO/HAMBURG	8,118	[*****]	[*****]	[*****]	8,118	[*****]	[*****]	[*****]	8,118	[*****]	[*****]	[*****]	9/30/2015	GL
2043	2043 KINGSTON	5,359	[*****]	[*****]	[*****]	5,359	[*****]	[*****]	[*****]	5,359	[*****]	[*****]	[*****]	10/31/2015	GL
2684	2684 FRACKVILLE	4,557	[*****]	[*****]	[*****]	4,557	[*****]	[*****]	[*****]	4,557	[*****]	[*****]	[*****]	10/31/2015	GL
1534	1534 SCRANTON	5,963	[*****]	[*****]	[*****]	5,963	[*****]	[*****]	[*****]	5,963	[*****]	[*****]	[*****]	12/31/2015	GL
1850	1850 LOUISVILLE OXMOOR	8,345	[*****]	[*****]	[*****]	8,345	[*****]	[*****]	[*****]	8,345	[*****]	[*****]	[*****]	1/31/2016	GL
1304	1304 SILVER SPRING	4,973	[*****]	[*****]	[*****]	4,973	[*****]	[*****]	[*****]	4,973	[*****]	[*****]	[*****]	3/1/2016	GL
1758	1758 ESCONDIDO	4,035	[*****]	[*****]	[*****]	4,035	[*****]	[*****]	[*****]	4,035	[*****]	[*****]	[*****]	3/1/2016	GL
2373	2373 NO DARTMOUTH	4,076	[*****]	[*****]	[*****]	4,076	[*****]	[*****]	[*****]	4,076	[*****]	[*****]	[*****]	4/12/2016	GL
1646	1646 PINEVILLE	5,894	[*****]	[*****]	[*****]	5,894	[*****]	[*****]	[*****]	5,894	[*****]	[*****]	[*****]	7/23/2016	GL
1684	1684 WOODBRIDGE	9,422	[*****]	[*****]	[*****]	9,422	[*****]	[*****]	[*****]	9,422	[*****]	[*****]	[*****]	8/5/2016	GL
1368	1368 CONCORD	9,947	[*****]	[*****]	[*****]	9,947	[*****]	[*****]	[*****]	9,947	[*****]	[*****]	[*****]	10/19/2016	GL
2343	2343 LANESBORO(PITTSFIELD)	5,537	[*****]	[*****]	[*****]	5,537	[*****]	[*****]	[*****]	5,537	[*****]	[*****]	[*****]	10/25/2016	GL

Store Num	Store Name	Lease Term	Lease Factor	FY2014 Begin Sq Ft	Yr 1 Rent PSF	Yr 1 Rent	Downsize/ Closure?	FY2015 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1064	1064 LANGHORNE/OXFORD VLY	3.04	[*****]	8,103	[*****]	[*****]		8,103	[*****]	[*****]	[*****]	8,103	[*****]	[*****]	[*****]
1323	1323 MIDDLETOWN	3.33	[*****]	6,299	[*****]	[*****]		6,299	[*****]	[*****]	[*****]	6,299	[*****]	[*****]	[*****]
1232	1232 COON RAPIDS	3.50	[*****]	6,491	[*****]	[*****]		6,491	[*****]	[*****]	[*****]	6,491	[*****]	[*****]	[*****]
2453	2453 GLENS FALLS	3.50	[*****]	5,266	[*****]	[*****]		5,266	[*****]	[*****]	[*****]	5,266	[*****]	[*****]	[*****]
1092	1092 WESTLAND(DETROIT)	3.72	[*****]	3,506	[*****]	[*****]	min rent	3,506	[*****]	[*****]	[*****]	3,506	[*****]	[*****]	[*****]
1213	1213 AUBURN	3.75	[*****]	9,695	[*****]	[*****]		9,695	[*****]	[*****]	[*****]	9,695	[*****]	[*****]	[*****]
1725	1725 ANNAPOLIS	3.83	[*****]	14,383	[*****]	[*****]		14,383	[*****]	[*****]	[*****]	14,383	[*****]	[*****]	[*****]
1014	1014 ENFIELD	4.00	[*****]	7,435	[*****]	[*****]		7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]
1124	1124 BAY SHORE	4.00	[*****]	6,217	[*****]	[*****]		6,217	[*****]	[*****]	[*****]	6,217	[*****]	[*****]	[*****]
5539	5539 SOLON	4.16	[*****]	7,240	[*****]	[*****]		7,240	[*****]	[*****]	[*****]	7,240	[*****]	[*****]	[*****]
1244	1244 YORK/GALLERIA	4.00	[*****]	9,706	[*****]	[*****]	min rent	9,706	[*****]	[*****]	[*****]	9,706	[*****]	[*****]	[*****]
1139	1139 TUKWILA	4.50	[*****]	8,759	[*****]	[*****]		8,759	[*****]	[*****]	[*****]	8,759	[*****]	[*****]	[*****]
2664	2664 FREDERICK	4.50	[*****]	7,829	[*****]	[*****]		7,829	[*****]	[*****]	[*****]	7,829	[*****]	[*****]	[*****]
1674	1674 WHITE PLAINS	4.58	[*****]	8,729	[*****]	[*****]		8,729	[*****]	[*****]	[*****]	8,729	[*****]	[*****]	[*****]
2113	2113 ROTTERDAM(SCHENECTADY)	4.58	[*****]	6,546	[*****]	[*****]	min rent	6,546	[*****]	[*****]	[*****]	6,546	[*****]	[*****]	[*****]
1695	1695 ALPHARETTA	4.72	[*****]	12,110	[*****]	[*****]		12,110	[*****]	[*****]	[*****]	12,110	[*****]	[*****]	[*****]
1202	1202 BEAVERCREEK/DAYTON	4.73	[*****]	7,316	[*****]	[*****]		7,316	[*****]	[*****]	[*****]	7,316	[*****]	[*****]	[*****]
1765	1765 PALM BEACH GARDENS	4.75	[*****]	6,188	[*****]	[*****]		6,188	[*****]	[*****]	[*****]	6,188	[*****]	[*****]	[*****]
1024	1024 FALLS CHURCH	4.83	[*****]	7,070	[*****]	[*****]		7,070	[*****]	[*****]	[*****]	7,070	[*****]	[*****]	[*****]
2395	2395 MANASSAS	5.37	[*****]	7,407	[*****]	[*****]		7,407	[*****]	[*****]	[*****]	7,407	[*****]	[*****]	[*****]
1280	1280 SPRINGDALE	5.50	[*****]	16,506	[*****]	[*****]		16,506	[*****]	[*****]	[*****]	16,506	[*****]	[*****]	[*****]
2353	2353 KINGSTON	5.66	[*****]	6,207	[*****]	[*****]		6,207	[*****]	[*****]	[*****]	6,207	[*****]	[*****]	[*****]
1073	1073 EXTON	5.68	[*****]	9,039	[*****]	[*****]		9,039	[*****]	[*****]	[*****]	9,039	[*****]	[*****]	[*****]
2071	2071 CINCINNATI WESTERN HILLS	5.72	[*****]	5,937	[*****]	[*****]		5,937	[*****]	[*****]	[*****]	5,937	[*****]	[*****]	[*****]
1273	1273 HOLYOKE	5.73	[*****]	7,635	[*****]	[*****]		7,635	[*****]	[*****]	[*****]	7,635	[*****]	[*****]	[*****]
1170	1170 LANSING	5.83	[*****]	9,553	[*****]	[*****]		9,553	[*****]	[*****]	[*****]	9,553	[*****]	[*****]	[*****]
1330	1330 EVANSVILLE	5.83	[*****]	4,495	[*****]	[*****]		4,495	[*****]	[*****]	[*****]	4,495	[*****]	[*****]	[*****]
2323	2323 HYANNIS	5.83	[*****]	7,915	[*****]	[*****]		7,915	[*****]	[*****]	[*****]	7,915	[*****]	[*****]	[*****]
1004	1004 GARDEN CITY	6.00	[*****]	19,847	[*****]	[*****]	downsize	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]
1013	1013 GLEN BURNIE	6.00	[*****]	8,050	[*****]	[*****]		8,050	[*****]	[*****]	[*****]	8,050	[*****]	[*****]	[*****]
1044	1044 JERSEY CTY/NEWPORT	6.00	[*****]	5,411	[*****]	[*****]		5,411	[*****]	[*****]	[*****]	5,411	[*****]	[*****]	[*****]

Store Num	Store Name	FY2017 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2018 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 6 Rent PSF	Yr 6 Rent	Expiration Date	Owned / Leased
1064	1064 LANGHORNE/OXFORD VLY	8,103	[*****]	[*****]	[*****]	8,103	[*****]	[*****]	[*****]	8,103	[*****]	[*****]	[*****]	2/15/2017	GL
1323	1323 MIDDLETOWN	6,299	[*****]	[*****]	[*****]	6,299	[*****]	[*****]	[*****]	6,299	[*****]	[*****]	[*****]	5/31/2017	GL
1232	1232 COON RAPIDS	6,491	[*****]	[*****]	[*****]	6,491	[*****]	[*****]	[*****]	6,491	[*****]	[*****]	[*****]	7/31/2017	GL
2453	2453 GLENS FALLS	5,266	[*****]	[*****]	[*****]	5,266	[*****]	[*****]	[*****]	5,266	[*****]	[*****]	[*****]	7/31/2017	GL
1092	1092 WESTLAND(DETROIT)	3,506	[*****]	[*****]	[*****]	3,506	[*****]	[*****]	[*****]	3,506	[*****]	[*****]	[*****]	10/21/2017	GL
1213	1213 AUBURN	9,695	[*****]	[*****]	[*****]	9,695	[*****]	[*****]	[*****]	9,695	[*****]	[*****]	[*****]	10/31/2017	GL
1725	1725 ANNAPOLIS	14,383	[*****]	[*****]	[*****]	14,383	[*****]	[*****]	[*****]	14,383	[*****]	[*****]	[*****]	11/30/2017	GL
1014	1014 ENFIELD	7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]	1/31/2018	GL
1124	1124 BAY SHORE	6,217	[*****]	[*****]	[*****]	6,217	[*****]	[*****]	[*****]	6,217	[*****]	[*****]	[*****]	1/31/2018	GL
5539	5539 SOLON	7,240	[*****]	[*****]	[*****]	7,240	[*****]	[*****]	[*****]	7,240	[*****]	[*****]	[*****]	3/31/2018	GL
1244	1244 YORK/GALLERIA	9,706	[*****]	[*****]	[*****]	9,706	[*****]	[*****]	[*****]	9,706	[*****]	[*****]	[*****]	1/31/2018	Lease
1139	1139 TUKWILA	8,759	[*****]	[*****]	[*****]	8,759	[*****]	[*****]	[*****]	8,759	[*****]	[*****]	[*****]	7/31/2018	Lease
2664	2664 FREDERICK	7,829	[*****]	[*****]	[*****]	7,829	[*****]	[*****]	[*****]	7,829	[*****]	[*****]	[*****]	7/31/2018	Lease
1674	1674 WHITE PLAINS	8,729	[*****]	[*****]	[*****]	8,729	[*****]	[*****]	[*****]	8,729	[*****]	[*****]	[*****]	8/31/2018	Lease
2113	2113 ROTTERDAM(SCHENECTADY)	6,546	[*****]	[*****]	[*****]	6,546	[*****]	[*****]	[*****]	6,546	[*****]	[*****]	[*****]	8/31/2018	Lease
1695	1695 ALPHARETTA	12,110	[*****]	[*****]	[*****]	12,110	[*****]	[*****]	[*****]	12,110	[*****]	[*****]	[*****]	10/19/2018	Lease
1202	1202 BEAVERCREEK/DAYTON	7,316	[*****]	[*****]	[*****]	7,316	[*****]	[*****]	[*****]	7,316	[*****]	[*****]	[*****]	10/26/2018	Lease
1765	1765 PALM BEACH GARDENS	6,188	[*****]	[*****]	[*****]	6,188	[*****]	[*****]	[*****]	6,188	[*****]	[*****]	[*****]	10/31/2018	Lease
1024	1024 FALLS CHURCH	7,070	[*****]	[*****]	[*****]	7,070	[*****]	[*****]	[*****]	7,070	[*****]	[*****]	[*****]	11/30/2018	Lease
2395	2395 MANASSAS	7,407	[*****]	[*****]	[*****]	7,407	[*****]	[*****]	[*****]	7,407	[*****]	[*****]	[*****]	6/14/2019	Lease
1280	1280 SPRINGDALE	16,506	[*****]	[*****]	[*****]	16,506	[*****]	[*****]	[*****]	16,506	[*****]	[*****]	[*****]	7/31/2019	Lease
2353	2353 KINGSTON	6,207	[*****]	[*****]	[*****]	6,207	[*****]	[*****]	[*****]	6,207	[*****]	[*****]	[*****]	9/30/2019	Lease
1073	1073 EXTON	9,039	[*****]	[*****]	[*****]	9,039	[*****]	[*****]	[*****]	9,039	[*****]	[*****]	[*****]	10/5/2019	Lease
2071	2071 CINCINNATI WESTERN HILLS	5,937	[*****]	[*****]	[*****]	5,937	[*****]	[*****]	[*****]	5,937	[*****]	[*****]	[*****]	10/19/2019	Lease
1273	1273 HOLYOKE	7,635	[*****]	[*****]	[*****]	7,635	[*****]	[*****]	[*****]	7,635	[*****]	[*****]	[*****]	10/24/2019	Lease
1170	1170 LANSING	9,553	[*****]	[*****]	[*****]	9,553	[*****]	[*****]	[*****]	9,553	[*****]	[*****]	[*****]	11/30/2019	Lease
1330	1330 EVANSVILLE	4,495	[*****]	[*****]	[*****]	4,495	[*****]	[*****]	[*****]	4,495	[*****]	[*****]	[*****]	11/30/2019	Lease
2323	2323 HYANNIS	7,915	[*****]	[*****]	[*****]	7,915	[*****]	[*****]	[*****]	7,915	[*****]	[*****]	[*****]	11/30/2019	Lease
1004	1004 GARDEN CITY	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	1/31/2020	Lease
1013	1013 GLEN BURNIE	8,050	[*****]	[*****]	[*****]	8,050	[*****]	[*****]	[*****]	8,050	[*****]	[*****]	[*****]	1/31/2020	Lease
1044	1044 JERSEY CTY/NEWPORT	5,411	[*****]	[*****]	[*****]	5,411	[*****]	[*****]	[*****]	5,411	[*****]	[*****]	[*****]	1/31/2020	Lease

Store Num	Store Name	Lease Term	Lease Factor	FY2014 Begin Sq Ft	Yr 1 Rent PSF	Yr 1 Rent	Downsize/ Closure?	FY2015 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1048	1048 PASADENA	6.00	[*****]	7,168	[*****]	[*****]		7,168	[*****]	[*****]	[*****]	7,168	[*****]	[*****]	[*****]
1123	1123 DEDHAM	6.00	[*****]	8,522	[*****]	[*****]		8,522	[*****]	[*****]	[*****]	8,522	[*****]	[*****]	[*****]
1133	1133 LEOMINSTER	6.00	[*****]	7,483	[*****]	[*****]		7,483	[*****]	[*****]	[*****]	7,483	[*****]	[*****]	[*****]
1134	1134 MILFORD	6.00	[*****]	9,130	[*****]	[*****]		9,130	[*****]	[*****]	[*****]	9,130	[*****]	[*****]	[*****]
1143	1143 BROOKLYN/KINGS PLZ	6.00	[*****]	7,105	[*****]	[*****]		7,105	[*****]	[*****]	[*****]	7,105	[*****]	[*****]	[*****]
1154	1154 WHITEHALL	6.00	[*****]	7,401	[*****]	[*****]		7,401	[*****]	[*****]	[*****]	7,401	[*****]	[*****]	[*****]
1162	1162 AMHERST	6.00	[*****]	7,207	[*****]	[*****]		7,207	[*****]	[*****]	[*****]	7,207	[*****]	[*****]	[*****]
1253	1253 PEABODY	6.00	[*****]	16,272	[*****]	[*****]		16,272	[*****]	[*****]	[*****]	16,272	[*****]	[*****]	[*****]
1254	1254 WILMINGTON	6.00	[*****]	7,863	[*****]	[*****]		7,863	[*****]	[*****]	[*****]	7,863	[*****]	[*****]	[*****]
1274	1274 RICHMOND/CHESTERFIELD	6.00	[*****]	7,551	[*****]	[*****]		7,551	[*****]	[*****]	[*****]	7,551	[*****]	[*****]	[*****]
1278	1278 TORRANCE	6.00	[*****]	7,489	[*****]	[*****]		7,489	[*****]	[*****]	[*****]	7,489	[*****]	[*****]	[*****]
1283	1283 BRAINTREE	6.00	[*****]	10,747	[*****]	[*****]		10,747	[*****]	[*****]	[*****]	10,747	[*****]	[*****]	[*****]
1335	1335 GREENSBORO	6.00	[*****]	5,856	[*****]	[*****]		5,856	[*****]	[*****]	[*****]	5,856	[*****]	[*****]	[*****]
1374	1374 BEL AIR	6.00	[*****]	6,517	[*****]	[*****]		6,517	[*****]	[*****]	[*****]	6,517	[*****]	[*****]	[*****]
1395	1395 KNOXVILLE WEST TOWN	6.00	[*****]	7,705	[*****]	[*****]		7,705	[*****]	[*****]	[*****]	7,705	[*****]	[*****]	[*****]
1403	1403 NATICK	6.00	[*****]	19,306	[*****]	[*****]	downsize	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]
1404	1404 MASSAPEQUA	6.00	[*****]	6,997	[*****]	[*****]		6,997	[*****]	[*****]	[*****]	6,997	[*****]	[*****]	[*****]
1463	1463 BURLINGTON	6.00	[*****]	7,315	[*****]	[*****]		7,315	[*****]	[*****]	[*****]	7,315	[*****]	[*****]	[*****]
1494	1494 MOORESTOWN	6.00	[*****]	8,126	[*****]	[*****]		8,126	[*****]	[*****]	[*****]	8,126	[*****]	[*****]	[*****]
1528	1528 SAN RAFAEL	6.00	[*****]	6,922	[*****]	[*****]		6,922	[*****]	[*****]	[*****]	6,922	[*****]	[*****]	[*****]
1544	1544 REGO PARK	6.00	[*****]	7,421	[*****]	[*****]		7,421	[*****]	[*****]	[*****]	7,421	[*****]	[*****]	[*****]
1548	1548 LAGUNA HILLS	6.00	[*****]	8,173	[*****]	[*****]		8,173	[*****]	[*****]	[*****]	8,173	[*****]	[*****]	[*****]
1644	1644 LANCASTER	6.00	[*****]	8,635	[*****]	[*****]		8,635	[*****]	[*****]	[*****]	8,635	[*****]	[*****]	[*****]
1654	1654 MEDIA	6.00	[*****]	8,919	[*****]	[*****]		8,919	[*****]	[*****]	[*****]	8,919	[*****]	[*****]	[*****]
1722	1722 BLOOMINGTON	6.00	[*****]	8,564	[*****]	[*****]		8,564	[*****]	[*****]	[*****]	8,564	[*****]	[*****]	[*****]
1733	1733 YONKERS	6.00	[*****]	8,470	[*****]	[*****]		8,470	[*****]	[*****]	[*****]	8,470	[*****]	[*****]	[*****]
1834	1834 NORTH WALES	6.00	[*****]	9,819	[*****]	[*****]		9,819	[*****]	[*****]	[*****]	9,819	[*****]	[*****]	[*****]
1884	1884 KING OF PRUSSIA	6.00	[*****]	9,967	[*****]	[*****]		9,967	[*****]	[*****]	[*****]	9,967	[*****]	[*****]	[*****]
1958	1958 SAN JOSE/OAK RIDGE	6.00	[*****]	7,547	[*****]	[*****]		7,547	[*****]	[*****]	[*****]	7,547	[*****]	[*****]	[*****]
2138	2138 SANTA BARBARA	6.00	[*****]	5,841	[*****]	[*****]		5,841	[*****]	[*****]	[*****]	5,841	[*****]	[*****]	[*****]
2435	2435 CHARLOTTESVILLE	6.00	[*****]	6,125	[*****]	[*****]		6,125	[*****]	[*****]	[*****]	6,125	[*****]	[*****]	[*****]
2694	2694 FREDERICKSBURG	6.00	[*****]	5,347	[*****]	[*****]		5,347	[*****]	[*****]	[*****]	5,347	[*****]	[*****]	[*****]

Store Num	Store Name	FY2017 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2018 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 6 Rent PSF	Yr 6 Rent	Expiration Date	Owned / Leased
1048	1048 PASADENA	7,168	[*****]	[*****]	[*****]	7,168	[*****]	[*****]	[*****]	7,168	[*****]	[*****]	[*****]	1/31/2020	Lease
1123	1123 DEDHAM	8,522	[*****]	[*****]	[*****]	8,522	[*****]	[*****]	[*****]	8,522	[*****]	[*****]	[*****]	1/31/2020	Lease
1133	1133 LEOMINSTER	7,483	[*****]	[*****]	[*****]	7,483	[*****]	[*****]	[*****]	7,483	[*****]	[*****]	[*****]	1/31/2020	Lease
1134	1134 MILFORD	9,130	[*****]	[*****]	[*****]	9,130	[*****]	[*****]	[*****]	9,130	[*****]	[*****]	[*****]	1/31/2020	Lease
1143	1143 BROOKLYN/KINGS PLZ	7,105	[*****]	[*****]	[*****]	7,105	[*****]	[*****]	[*****]	7,105	[*****]	[*****]	[*****]	1/31/2020	Lease
1154	1154 WHITEHALL	7,401	[*****]	[*****]	[*****]	7,401	[*****]	[*****]	[*****]	7,401	[*****]	[*****]	[*****]	1/31/2020	Lease
1162	1162 AMHERST	7,207	[*****]	[*****]	[*****]	7,207	[*****]	[*****]	[*****]	7,207	[*****]	[*****]	[*****]	1/31/2020	Lease
1253	1253 PEABODY	16,272	[*****]	[*****]	[*****]	16,272	[*****]	[*****]	[*****]	16,272	[*****]	[*****]	[*****]	1/31/2020	Lease
1254	1254 WILMINGTON	7,863	[*****]	[*****]	[*****]	7,863	[*****]	[*****]	[*****]	7,863	[*****]	[*****]	[*****]	1/31/2020	Lease
1274	1274 RICHMOND/CHESTERFIELD	7,551	[*****]	[*****]	[*****]	7,551	[*****]	[*****]	[*****]	7,551	[*****]	[*****]	[*****]	1/31/2020	Lease
1278	1278 TORRANCE	7,489	[*****]	[*****]	[*****]	7,489	[*****]	[*****]	[*****]	7,489	[*****]	[*****]	[*****]	1/31/2020	Lease
1283	1283 BRAINTREE	10,747	[*****]	[*****]	[*****]	10,747	[*****]	[*****]	[*****]	10,747	[*****]	[*****]	[*****]	1/31/2020	Lease
1335	1335 GREENSBORO	5,856	[*****]	[*****]	[*****]	5,856	[*****]	[*****]	[*****]	5,856	[*****]	[*****]	[*****]	1/31/2020	Lease
1374	1374 BEL AIR	6,517	[*****]	[*****]	[*****]	6,517	[*****]	[*****]	[*****]	6,517	[*****]	[*****]	[*****]	1/31/2020	Lease
1395	1395 KNOXVILLE WEST TOWN	7,705	[*****]	[*****]	[*****]	7,705	[*****]	[*****]	[*****]	7,705	[*****]	[*****]	[*****]	1/31/2020	Lease
1403	1403 NATICK	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	1/31/2020	Lease
1404	1404 MASSAPEQUA	6,997	[*****]	[*****]	[*****]	6,997	[*****]	[*****]	[*****]	6,997	[*****]	[*****]	[*****]	1/31/2020	Lease
1463	1463 BURLINGTON	7,315	[*****]	[*****]	[*****]	7,315	[*****]	[*****]	[*****]	7,315	[*****]	[*****]	[*****]	1/31/2020	Lease
1494	1494 MOORESTOWN	8,126	[*****]	[*****]	[*****]	8,126	[*****]	[*****]	[*****]	8,126	[*****]	[*****]	[*****]	1/31/2020	Lease
1528	1528 SAN RAFAEL	6,922	[*****]	[*****]	[*****]	6,922	[*****]	[*****]	[*****]	6,922	[*****]	[*****]	[*****]	1/31/2020	Lease
1544	1544 REGO PARK	7,421	[*****]	[*****]	[*****]	7,421	[*****]	[*****]	[*****]	7,421	[*****]	[*****]	[*****]	1/31/2020	Lease
1548	1548 LAGUNA HILLS	8,173	[*****]	[*****]	[*****]	8,173	[*****]	[*****]	[*****]	8,173	[*****]	[*****]	[*****]	1/31/2020	Lease
1644	1644 LANCASTER	8,635	[*****]	[*****]	[*****]	8,635	[*****]	[*****]	[*****]	8,635	[*****]	[*****]	[*****]	1/31/2020	Lease
1654	1654 MEDIA	8,919	[*****]	[*****]	[*****]	8,919	[*****]	[*****]	[*****]	8,919	[*****]	[*****]	[*****]	1/31/2020	Lease
1722	1722 BLOOMINGTON	8,564	[*****]	[*****]	[*****]	8,564	[*****]	[*****]	[*****]	8,564	[*****]	[*****]	[*****]	1/31/2020	Lease
1733	1733 YONKERS	8,470	[*****]	[*****]	[*****]	8,470	[*****]	[*****]	[*****]	8,470	[*****]	[*****]	[*****]	1/31/2020	Lease
1834	1834 NORTH WALES	9,819	[*****]	[*****]	[*****]	9,819	[*****]	[*****]	[*****]	9,819	[*****]	[*****]	[*****]	1/31/2020	Lease
1884	1884 KING OF PRUSSIA	9,967	[*****]	[*****]	[*****]	9,967	[*****]	[*****]	[*****]	9,967	[*****]	[*****]	[*****]	1/31/2020	Lease
1958	1958 SAN JOSE/OAK RIDGE	7,547	[*****]	[*****]	[*****]	7,547	[*****]	[*****]	[*****]	7,547	[*****]	[*****]	[*****]	1/31/2020	Lease
2138	2138 SANTA BARBARA	5,841	[*****]	[*****]	[*****]	5,841	[*****]	[*****]	[*****]	5,841	[*****]	[*****]	[*****]	1/31/2020	Lease
2435	2435 CHARLOTTESVILLE	6,125	[*****]	[*****]	[*****]	6,125	[*****]	[*****]	[*****]	6,125	[*****]	[*****]	[*****]	1/31/2020	Lease
2694	2694 FREDERICKSBURG	5,347	[*****]	[*****]	[*****]	5,347	[*****]	[*****]	[*****]	5,347	[*****]	[*****]	[*****]	1/31/2020	Lease

ANNEX B

MASTER LEASES

ALASKA

Store No. 2027 (Wasilla, AK)

1.	Ground Lease, dated November 16, 1992, between Newcomb Family Trust dated September 29, 1988 and Wal-Mart Stores, Inc. (as predecessor-in-interest to Sears, Roebuck and Co.)

2.	Partial Release of Lessee’s Interest, dated December 5, 1996, between State of Alaska, acting by and through its Department of Transportation and Public Facilities and Wal-Mart Real Estate Business Trust (predecessor-in-interest to Sears, Roebuck and Co.)

3.	Memorandum of Lease, dated November 16, 1996, recorded January 6, 1993 in Book 703, Page 345, Records of the Palmer Recording District

4.	First Amendment to Ground Lease, dated April 1, 2006, between Newcomb Family Trust dated September 29, 1988 and Sears, Roebuck and Co.

5.	Memorandum of Assignment and Assumption of Ground Lease, dated January 29, 2011, recorded January 31, 2001, in Book 1113, Page 725 Records of the Palmer Recording District

6.	Assignment and Assumption of Ground Lease, dated January 30, 2001, between Wal-Mart Realty Company and Sears, Roebuck and Co.

CALIFORNIA

Store No. 1048 (Pasadena, CA)

1.	Sublease dated July 18, 1958 between Second Searsvale Properties, Inc. and Sears, Roebuck and Co.

2.	Assignment dated July 22, 1958 between Second Searsvale Properties, Inc., Continental Illinois National Bank and Trust Company of Chicago and E.J. Friedrich (Trustees), and Sears, Roebuck and Co.

3.	Assignment dated July 30, 1958 between Second Searsvale Properties, Inc., as assignor, and Silvale Properties Company, as assignee

4.	Assignment dated August 27, 1981 between Silvale Properties Company, as assignor and Montross Corporation, as assignee

5.	Assignment dated April 5, 1984 between Montross Corporation, as assignor and G&D Centers, Inc., as assignee

6.	Notice of Exercise of Options dated April 13, 1984 between G&D Centers, Inc. and Sears, Roebuck and Co. (term ends April 29, 2024)

7.	Assignment dated April 17, 1984 between G&D Centers, Inc., as assignor, and Hastings Ranch Plaza Associates, as assignee

8.	Assignment dated October 22, 1986 between Hastings Ranch Plaza Associates, as assignor, and Rivin Properties, as assignee

9.	Assignment dated January 15, 1997 between Barton Riven, as assignor, and Rivin Properties, L.P., as assignee

10.	Letter dated January 9, 2002 from Sears, Roebuck and Co. to Rivin Properties, L.P. (regarding assignment consent)

11.	Assignment and Assumption of Leases, Contracts, Warranties and Tradename dated February 28, 2003 between Rivin Properties, L.P., as assignor, and Hastings Ranch Shopping Center, L.P., as assignee

12.	Letter Agreement dated October 25, 2004 between Sears, Roebuck and Co. and Riviera Center Management Company

13.	Letter Agreement dated August 18, 2005 between Sears, Roebuck and Co. and Riviera Center Management Company

Store No. 1199 (San Mateo, CA)

1.	Sublease dated December 30, 1996 between Sears Development Co., as sublandlord, and Sears, Roebuck and Co., as subtenant

2.	Letter, dated September 30, 2006, from Sears, Roebuck and Co. regarding extension of lease term to December 31, 2016

Store No. 1278 (Torrance, CA)

1.	Lease dated June 29, 1959 between Fourth Searsvale Properties, Inc. and Sears, Roebuck and Co.

2.	Notice and Lease dated June 29, 1959

3.	First Supplement to Indenture of Lease dated December 10, 1959 between Fourth Searsvale Properties, Inc. and Sears, Roebuck and Co.

4.	Notice of Extension of Lease dated September 12, 1988 (extending term through June 30, 2049)

5.	Notice of Extension of Lease, dated November 14, 1988 (extending term through June 30, 2049)

Store No. 1368 (Concord, CA)

1.	Ground Lease dated August 29, 1963 between Hope Bartnett Belloc and Sears, Roebuck and Co.

2.	Notice and Lease dated August 29, 1963

3.	First Agreement Supplementing Lease dated March 31, 1965 between Hope Bartnett Belloc and Sears, Roebuck and Co.

4.	Notice of Extension of Lease dated October 4, 2005 (extending term to October 9, 2016)

Store No. 1528 (San Rafael, CA)

1.	Indenture of Ground Lease dated September 2, 1970 between M&T Incorporated and Sears, Roebuck and Co.

2.	Short Form of Indenture of Ground Lease dated September 2, 1970

3.	Agreement dated May 3, 1971 between Sears, Roebuck and Co. and M&T Incorporated and Brown-Ely Co.

4.	Agreement of Assignment and Assumption dated June 30, 1981 between M&T Incorporated, as assignor, and M&T Properties, Inc., as assignee

5.	First Amendment to Lease dated February 26, 1985 between M&T Properties, Inc. and Sears, Roebuck and Co.

6.	Assumption of Lease dated March 29, 1985 by M&T Properties, Inc.

7.	Assignment and Assumption of Lessor’s Interest in Ground Lease dated December 3, 1985 between M&T Properties, Inc., as assignor, and Northgate Mall Associates, as assignee

8.	Second Amendment to Lease dated August 21, 2009 between Northgate Mall Associates and Sears, Roebuck and Co.

9.	Rent Directive dated April 27, 2010 (change in rent payment address)

Store No. 1548 (Laguna Hills, CA)

1.	Ground Lease dated October 5, 1971 between Rossmoor Corporation and Sears, Roebuck and Co.

2.	Short Form of Lease dated October 5, 1971

3.	First Agreement Supplementing Lease dated August 22, 1972 between Rossmoor Corporation and Sears, Roebuck and Co.

4.	First Amendment to Ground Lease dated April 18, 1974 between Rossmoor Corporation and Sears, Roebuck and Co.

5.	Letter Agreement dated April 30, 2013 between Simon Property Group, Inc. and Sears, Roebuck and Co. (regarding site plan changes)

6.	Landlord Change Letter dated May 10, 2013

Store No. 1758 (Escondido, CA)

1.	Ground Lease dated November 26, 1986 between the City of Escondido and Sears, Roebuck and Co.

2.	Short-Form Lease dated November 26, 1986

3.	Lease Extension Notice dated August 18, 2010 to EWH Escondido Associates, L.P. and North Country Fair LP (extending term to March 1, 2016)

Store No. 1958 (San Jose, CA)

1.	Sublease dated September 29, 1978 between Oakridge Associates, as landlord, and Federated Department Stores, Inc., as tenant (“Sublease”)

2.	Short Form Lease dated September 29, 1978

3.	Assignment and Assumption Agreement dated January 23, 1985 between Federated Department Stores, Inc. as, assignor, and Nordstrom, Inc., as assignee

4.	Assignment and Assumption Agreement dated April 13, 1995 between Nordstrom, Inc., as assignor, and Sears, Roebuck and Co., as assignee (assigning interest in Sublease and in REA to Sears)

5.	Consent to Assignment dated April 21, 1995 by Oakridge Associates

6.	Letter Agreement dated June 18, 2002 between Sears, Roebuck and Co. and Westfield Corporation, Inc.

7.	Notice of Exercise of Option to Lease dated July 29, 2003 from Sears, Roebuck and Co. to Oakridge Mall, L.P. c/o Westfield Corporation, Inc.

8.	First Amendment to Sublease dated November 3, 2003 between Oakridge Mall LP and Sears, Roebuck and Co.

9.	Lease Renewal Notification dated September 19, 2012 to Oakridge Mall LLC (extending term to September 25, 2023)

Store No. 2138 (Santa Barbara, CA)

1.	Lease dated October 22, 1965 between P. Paul Riparetti, Pauline Riparetti, Attilio Panizzon, Marguerite Panizzon, Angelina L .Cochrane, Jimmy Riparetti and Robert Panizzon, collectively as landlord, and La Cumbre Associates, as tenant

2.	Supplemental Agreement dated July 14, 2006 between Riviera Dairy Property, LLC (Prime Landlord), SBR, LLC (Tenant) and Sears, Roebuck and Co. (Subtenant) (referenced in 2010 estoppel certificate as being dated March 17, 2006)

3.	Indenture of Lease dated May 4, 1966 between La Cumbre Associates as Landlord and Sears, Roebuck and Co. as Tenant (“Sublease”)

4.	Notice and Lease dated June 23, 1966

5.	First Amended Notice and Lease dated March 7, 1969

6.	Second Amended Notice and Lease dated August 10, 1972

7.	Grant of Option dated January 27, 1969

8.	Assignment and Conveyance of Lease dated January 27, 1969 between La Cumbre Associates, as assignor, and Sears, Roebuck and Co., as assignee

9.	Memorandum of Agreement dated May 4, 1966 between P. Paul Riparetti, Pauline Riparetti, Attilio Panizzon, Marguerite Panizzon, Angelina L .Cochrane, Jimmy Riparetti and Robert Panizzon as Landlord and La Cumbre Associates as Tenant and Sears, Roebuck and Co. as Prime Subtenant

10.	First Agreement Supplementing Lease dated March 7, 1969 between La Cumbre Associates and Sears, Roebuck and Co.

11.	Second Agreement Supplementing Lease dated August 10, 1972 between La Cumbre Associates and Sears, Roebuck and Co.

12.	Assignment of Lessor’s Interest in Sublease dated November 26, 1973 between La Cumbre Associates as Assignor and T.I.M Inc. as Assignee

13.	Assignment of Lessor’s Interest in Sublease dated December 6, 1973 between T.I.M Inc. as Assignor and Marjorie Brothers, et al. as Assignee

14.	Assignment and Assumption of Lease dated December 23, 1986 between Pipe Crooner Corp.

15.	Settlement Agreement for Ground Rent dated May 13, 1997

16.	Letter Agreement dated June 25, 2002 between Riviera Dairy Property LLC and Sears Roebuck and Co. (regarding definition of term “Lease Year” under the Prime Lease)

17.	Tri-Party Rent Adjustment Agreement dated July 14, 2006 between Riviera Dairy Property, LLC (Prime Landlord), SBR, LLC (Tenant) and Sears, Roebuck and Co. (Subtenant)

18.	Rent Directive Notice dated October 16, 2012 (rental payment address change)

19.	Lease Renewal Letter dated June 17, 2013 from Sears, Roebuck and Co. to Macerich La Cumbre 9.45AC LLC (extending term to June 30, 2024)

COLORADO

Store No. 1031 (Denver, CO)

1.	Ground Lease, dated December 19, 2001, between Tower Cherry Creek L.L.C. (as predecessor-in-interest to AmCap Clayton (SRCo) LLC) and Sears, Roebuck and Co.

2.	Memorandum of Lease and Notice of Control Area, dated December 19, 2001, between Tower Cherry Creek L.L.C. (as predecessor-in-interest to AmCap Clayton (SRCo) LLC) and Sears, Roebuck and Co.

3.	First Amendment to Lease (Ground Lease), dated March 19, 2003, between Clayton Street Associates, LLC (as predecessor-in-interest to AmCap Clayton (SRCo) LLC) and Sears, Roebuck and Co.

CONNECTICUT

Store No. 1134 (Millford, CT)

1.	Lease, dated March 17, 1999, between The Connecticut Post Limited Partnership, and Sears, Roebuck and Co.

2.	Notice of Lease, dated February 1, 2000, recorded in the Office of the Clerk of the City of Milford on February 23, 2000, in Volume 2395, Page 495, Document 001507.

3.	Collateral Agreement, dated March 17, 1999, between The Connecticut Post Limited Partnership, and Sears, Roebuck and Co.

4.	Request for Notices to a Third Party, dated December 15, 1999

5.	Lease Supplement, dated April 1, 2000, between The Connecticut Post Limited Partnership, and Sears, Roebuck and Co.

Store No. 1014 (Enfield, CT)

1.	Lease, dated August 12, 1996, between CenterMark Properties, Inc. (as predecessor-in-interest to Centro Enfield LLC)

2.	Collateral Agreement, dated August 12, 1996, between CenterMark Properties, Inc. (as predecessor-in-interest to Centro Enfield LLC)

3.	Notice of Lease, dated August 12, 1996, recorded October 30, 1996 in the Enfield Land Records in Volume 1015, Page 085, between CenterMark Properties, Inc. (as predecessor-in-interest to Centro Enfield LLC)

4.	Lease Supplement, dated May 27, 1997, between CenterMark Properties, Inc. (as predecessor-in-interest to Centro Enfield LLC)

5.	Letter, dated November 12, 2003, from Sears, Roebuck and Co. regarding termination of membership with merchants association.

DELAWARE

Store No. 1254 (Wilmington, DE)

1.	Lease dated February 1, 1962 between Jardel Co., Inc. and Sears, Roebuck and Co.

2.	Memorandum of Lease dated August 7, 1965

3.	Letter Agreement dated March 23, 1962 between Jardel Co., Inc. and Sears, Roebuck and Co.

4.	Letter Agreement dated June 13, 1963 between Jardel Co., Inc. and Sears, Roebuck and Co.

5.	Confirmation of Lease and Notice of Rent Assignment dated June 28, 1963

6.	Letter Agreement dated August 7, 1963 between Jardel Co., Inc. and Sears, Roebuck and Co.

7.	Letter Agreement dated December 21, 1964 between Jardel Co., Inc. and Sears, Roebuck and Co.

8.	Agreement dated May 31, 1966 between Jardel Co., Inc. and Sears, Roebuck and Co.

9.	Lease Amendment dated May 31, 1984 between Jardel Co., Inc. and Sears, Roebuck and Co.

10.	Lease Amendment dated April 16, 1985 between Jardel Co., Inc. and Sears, Roebuck and Co.

11.	Lease Amendment dated April 19, 1985 between Jardel Co., Inc. and Sears, Roebuck and Co.

12.	Lease Supplement dated January 20, 1986 between Jardel Co., Inc. and Sears, Roebuck and Co.

13.	Lease Summary and Lease Amendment dated July 1, 1986 between Jardel Co., Inc. and Sears, Roebuck and Co.

14.	Lease Extension dated August 11, 1986 between Jardel Co., Inc. and Sears, Roebuck and Co.

15.	Amendment to Lease dated May 4, 1995 between Jardel Co., Inc. and Sears, Roebuck and Co.

16.	Lease Amendment Supplement dated December 1, 1995 between Jardel Co., Inc. and Sears, Roebuck and Co. (supplementing Lease Amendment dated May 4, 1995)

17.	First Notice of Extension of Lease dated April 18, 2000 between Jardel Co., Inc. and Sears, Roebuck and Co. (extending term through June 30, 2011)

18.	Letter Agreement dated April 26, 2000 between Jardel Co., Inc. and Sears, Roebuck and Co. (regarding lease extension through June 30, 2011)

19.	Lease Extension Notice dated June 21, 2010 to Jardel Co., Inc. (extending term through June 30, 2021)

FLORIDA

Store No. 1765 (Palm Beach Gardens, FL)

1.	Ground Lease dated June 14, 1984 by and between John E. Corbally, James M. Furman and Philip M. Grace, not personally, but solely as Trustees under Trust Agreement dated December 28, 1983, and known as the “MacArthur Liquidating Trust” and Forbes/Cohen Florida Properties Limited Partnership, as amended by instruments dated July 24, 1986, and May 29, 1987

2.	Sublease dated May 29, 1987 between Forbes/Cohen Florida Properties Limited Partnership, as sublandlord, and Sears, Roebuck and Co., subtenant

3.	Memorandum of Sublease and Supplemental Agreement dated May 29, 1987 by and between Forbes/Cohen Florida Properties Limited Partnership and Sears, Roebuck and Co.

4.	Agreement dated May 29, 1987 by and between John E. Corbally, James M. Furman and Philip M. Grace, not personally, but solely as Trustees under Trust Agreement dated December 28, 1983, and known as the “MacArthur Liquidating Trust” and Sears, Roebuck and Co.

5.	Supplemental Agreement dated May 29, 1987 by and between Forbes/Cohen Florida Properties Limited Partnership and Sears, Roebuck and Co.

6.	Letter and Acceptance dated May 29, 1987 from Sears, Roebuck and Co. to Forbes/Cohen Florida Properties Limited Partnership

7.	Letter and Acceptance dated August 27, 2002 from Forbes/Cohen Florida Properties Limited Partnership to Sears, Roebuck and Co.

8.	Amendment to Supplemental Agreement dated August 31, 2004 between Forbes/Cohen Florida Properties Limited Partnership and Sears, Roebuck and Co.

9.	Letter and Acceptance dated July 11, 2012 from Sears, Roebuck and Co. to Forbes/Cohen Florida Properties, Limited Partnership

GEORGIA

Store No. 1695 (Alpharetta, GA)

1.	Lease Agreement, dated August 27, 1992, between Northpoint Mall Limited Partnership (predecessor-in-interest to North Point Mall, LLC) and Sears, Roebuck and Co.

2.	First Amendment to Lease Agreement, dated April 26, 1993, between Northpoint Mall Limited Partnership (predecessor-in-interest to North Point Mall, LLC) and Sears, Roebuck and Co.

3.	Second Amendment to Lease Agreement, dated March 3, 1994, between Northpoint Mall Limited Partnership (predecessor-in-interest to North Point Mall, LLC) and Sears, Roebuck and Co.

4.	Third Amendment to Lease Agreement, dated January 6, 2000, between GGP-North Point, Inc. (predecessor-in-interest to North Point Mall, LLC) and Sears, Roebuck and Co.

5.	Sears Global Agreement, dated July 29, 2008

6.	Lease Renewal Notification, dated September 19, 2012

7.	Notice of Lease Assignment, dated September 3, 2013, from North Point Mall, LLC

ILLINOIS

Store No. 1200 (Chicago, IL)

1.	Lease Agreement dated April 30, 1999 between 1 North Dearborn, Inc. and Sears, Roebuck and Co.

2.	Agreement Regarding Lease dated December 18, 1998 by and between One North Dearborn, Inc., not personally, but as Trustee for One North Dearborn Trust, and Sears, Roebuck and Co.

3.	Memorandum of Lease dated April 30, 1999 by 1 North Dearborn, Inc. and Sears, Roebuck and Co.

4.	Supplemental Agreement Regarding Sears Lease dated February 3, 2000 by and between One North Dearborn, Inc., not personally, but as Trustee for One North Dearborn Trust, and Sears, Roebuck and Co.

INDIANA

Store No. 1330 (Evansville, IN)

1.	Lease dated April 6, 1962 by and between Erie Investments, Inc. (as predecessor in interest to HK Partners, LLC) and Sears, Roebuck and Co.

2.	Addendum dated April 6, 1962 between Erie Investments, Inc. and Sears, Roebuck and Co.

3.	Riders No. 1, No. 2, No. 3 and No. 4 each dated August 21, 1962 between Erie Investments, Inc. and Sears, Roebuck and Co.

4.	Rider No. 5 dated December 10, 1962 between Erie Investments, Inc. and Sears, Roebuck and Co.

5.	Supplement to Lease dated April 22, 1964 by and between Erie Investments, Inc. and Sears, Roebuck and Co.

6.	Lease Modification dated June 9, 1965 by and between Erie Investments, Inc. and Sears, Roebuck and Co.

7.	Agreement dated December 12, 1966 by and between Erie Investments, Inc. and Sears, Roebuck and Co.

8.	Lease Modification dated March 6, 1968 by and between Erie Investments, Inc. and Sears, Roebuck and Co.

9.	Lease Modification Agreement dated June 13, 1972 by and between Erie Investments, Inc. and Sears, Roebuck and Co.

10.	Lease Modification Agreement dated June 4, 1986 by and between Regency Equity Properties, Ltd. and Sears, Roebuck and Co.

11.	Lease Amendment dated March 14, 1994 between Tucker Evansville Limited Partnership and Sears, Roebuck and Co.

12.	Collateral Agreement dated March 14, 1994 by and between Tucker Evansville Limited Partnership and Sears, Roebuck and Co.

13.	Lease Amendment dated May 20, 2003 by and between HK Partners, LLC and Sears, Roebuck and Co.

14.	Letter dated February 5, 2004 from Sears, Roebuck and Co. to HK Partners, LLC

15.	Letter dated December 6, 2013 from Sears, Roebuck and Co. to HK Partners, LLC re extension of lease.

Store No. 1470 (Greenwood, IN)

1.	Lease dated November 4, 1963 by and between Warren M. Atkinson (as predecessor in interest to Simon Property Group, L.P.) and Sears, Roebuck and Co.

2.	Addendum dated December 16, 1963 between Warren M. Atkinson and Sears, Roebuck and Co.

3.	Rider No. 1 dated December 16, 1963 between Warren M. Atkinson and Sears, Roebuck and Co.

4.	Lease Modification dated September 8, 1964 by and between Warren M. Atkinson and Sears, Roebuck and Co.

5.	Rider No. 2 dated March 1, 1965 between Warren M. Atkinson and Sears, Roebuck and Co.

6.	Amendment and Memorandum of Lease dated March 2, 1965 between Warren M. Atkinson and Sears, Roebuck and Co.

7.	Amendment to Lease dated October 11, 1966 by and between Greenwood Center and Sears, Roebuck and Co.

8.	Restatement of Lease dated February 16, 1981 by and between Greenwood Park Company and Sears, Roebuck and Co.

9.	Memorandum of Lease dated February 16, 1981 between Greenwood Park Company and Sears, Roebuck and Co.

10.	Letter dated July 17, 1981 from Sears, Roebuck and Co. to Melvin Simon & Associates

11.	Agreement dated May 23, 1983 by and between Greenwood Park Associates Limited Partnership and Sears, Roebuck and Co.

12.	Lease Modification dated February 14, 1984 by and between Greenwood Park Associates Limited Partnership and Sears, Roebuck and Co.

13.	Letter and Acceptance dated June 15, 1994 from Simon Property Group, L.P. to Sears

14.	Letter dated September 22, 2009 from Sears, Roebuck and Co. to Simon Property Group LP re extension of lease

15.	Amendment to Restatement of Lease dated November 5, 2009 by and between Greenwood Park Mall, LLC and Sears, Roebuck and Co.

16.	Memorandum of Amendment to Restatement of Lease dated November 5, 2009 by and between Greenwood Park Mall, LLC and Sears, Roebuck and Co.

KENTUCKY

Store No. 1850 (Louisville, KY)

1.	Lease, dated August 17, 1983, between Oxmoor Center (as predecessor-in-interest to Hocker Oxmoor, LLC) and Sears, Roebuck and Co.

2.	Short Form Lease, dated August 17, 1983, between Oxmoor Center (as predecessor-in-interest Hocker Oxmoor, LLC) and Sears, Roebuck and Co.

3.	Supplemental Agreement, dated August 17, 1983, between Oxmoor Center (as predecessor-in-interest to Hocker Oxmoor, LLC) and Sears, Roebuck and Co.

4.	Letter Agreement, dated September 19, 2000, from Sears, Roebuck and Co.

5.	Letter Agreement, dated May 7, 2003, from Sears, Roebuck and Co.

6.	Notice of Extension of Lease, dated June 17, 2004, from Sears, Roebuck and Co

MARYLAND

Store No. 2664 (Frederick, MD)

1.	Lease and Shopping Center Construction, Operating and Easement Agreement and Grant of Rights over Premises Other than those Leased dated April 28, 1977 between Crown American Corporation as Landlord and Sears, Roebuck and Co. as Tenant

2.	Supplemental Agreement dated October 23, 1978 between Crown American Corporation and Sears, Roebuck and Co.

3.	Assignment of Lessor’s Interest in Lease and Notice of Lease Assignment dated October 31, 1978 by Crown American Corporation

4.	Lease Amendment dated December 11, 1990 between Crown American Corporation and Sears, Roebuck and Co.

5.	Amendment to Lease dated December 24, 1992 between Crown American Corporation and Sears, Roebuck and Co.

6.	Amendment of Lease dated June 11, 1993 between Crown American Corporation and Sears, Roebuck and Co.

7.	Agreement dated December 21, 1993 between Crown American Financing Partnership and Sears, Roebuck and Co.

8.	Letter Agreement dated March 27, 2000 between Sears, Roebuck and Co. and Crown American Properties, L.P.
9.	Extension of Lease dated July 9, 2002

10.	Lease Renewal Notification dated July 20, 2012 to PR Financing LP (extending term through July 21, 2018)

Store No. 1013 (Glenburnie, MD)

1.	Lease dated October 1, 1995 between TKL-East and Sears, Roebuck and Co.

2.	Supplemental Agreement dated October 1, 1995 between TKL-East and Sears, Roebuck and Co.

3.	Confirmation of Rent Commencement Date dated March 27, 1998

4.	Letter dated March 6, 2013 from The Woodmont Company (regarding appointment of receiver for Landlord)

Store No. 1304 (Silver Spring, MD)

1.	Lease dated October 9, 1964 between Rouse & Associates and Sears, Roebuck and Co.

2.	Agreement dated October 19, 1964 between Giant Food Properties, Inc. and Sears, Roebuck and Co.

3.	Amendment of Lease dated October 19, 1964 between Giant Food Properties, Inc. and Sears, Roebuck and Co.

4.	Amendment of Lease dated January 13, 1965 between Giant Food Properties, Inc. and Sears, Roebuck and Co.

5.	Amendment of Lease #3 dated January 27, 1965 between Giant Food Properties, Inc. and Sears, Roebuck and Co.

6.	Amendment of Lease #4 dated January 27, 1966 between Giant Food Properties, Inc. and Sears, Roebuck and Co.

7.	Amendment of Lease #5 dated August 23, 1966 between Giant Food Properties, Inc. and Sears, Roebuck and Co.

8.	Agreement of Assignment dated January 25, 1972 between Giant Food Properties, Inc., Giant Food Properties of Maryland, Inc. and B.F. Saul Real Estate Investment Trust

9.	Amendment of Lease dated June 1, 1994 between B.F. Saul Real Estate Investment Trust and Dearborn Corporation and Sears, Roebuck and Co.

10.	Settlement Agreement and Mutual Release dated June 1, 2010 between Anani Segbena and Sears, Roebuck and Co.

Store No. 1374 (Bel Air, MD)

1.	Ground Lease dated July 17, 1970 between The Hartford County Fair Association, Inc., as landlord, and Monwar Property Corp., as tenant

2.	Memorandum of Lease dated June 28, 1971

3.	Supplemental Agreement dated April 4, 1973 between HC Realty, Inc. f/k/a The Hartford County Fair Association, Inc. and Montgomery Ward Development Corporation f/k/a Monwar Property Corp.

4.	Lease Extension Notice dated December 20, 1999

5.	Assignment and Assumption of Lease dated May 21, 2001 between AMW Realty, LLC, as assignor, and Sears, Roebuck and Co., as assignee

6.	Amendment to Lease dated December 12, 2005 between Hartford Mall Business Trust and Sears, Roebuck and Co.

7.	Lease Extension dated March 17, 2010 to Hartford Mall Business Trust (extending term through September 30, 2021)

Store No. 1725 (Annapolis, MD)

1.	Lease dated February 18, 1972 between Annapolis Mall Shopping Center Co., as landlord, and Montgomery Ward & Co., Incorporated, as tenant

2.	First Supplement to Lease dated January 26, 1973 between Annapolis Mall Shopping Center Co. and Montgomery Ward & Co., Incorporated

3.	Second Amendment to Lease dated September 18, 1984 between Annapolis Mall Shopping Center Co., Betrox Associates and Montgomery Ward & Co., Incorporated

4.	Letter Agreement dated June 20, 1985 between Betrox Associates and Montgomery Ward & Co., Incorporated

5.	Letter Agreement dated December 30, 1994 between Annapolis Mall Limited Partnership and Montgomery Ward & Co., Incorporated

6.	Assignment of Assumption of Tenant Leases dated June 4, 1997 between RREEF USA FUND-IIII/Annapolis, Inc. as Assignor and Westfield America of Annapolis, Inc. as Assignee

7.	Assignment and Assumption of Leases, Security Deposits, Contracts, Licenses and Intangible Property dated November 12, 1997 between Westfield America of Annapolis, Inc. as Assignor and WEA Annapolis, Inc. as Assignee

8.	Assignment and Assumption of Lease dated April 12, 2001 between Montgomery Ward, LLC as Assignor and Sears, Roebuck and Co. as Assignee

9.	Lease Extension Agreement dated August 19, 2002 between Annapolis Land LLC and Sears, Roebuck and Co.

10.	Third Amendment to Lease dated May 24, 2012 between Annapolis Mall Owner, LLC and Sears, Roebuck and Co.

11.	Lease Renewal Notification dated May 25, 2012 to Annapolis Mall Owner, LLC (extending term through November 30, 2017)

MASSACHUSETTS

Store No. 1223 (Brockton, MA)

1.	Ground Lease, dated August 2, 2000, by and between Westgate Mall Properties LLC and Sears, Roebuck and Co.

2.	Lease Supplement, dated September 1, 2000, between Westgate Mall Properties LLC and Sears, Roebuck and Co.

3.	First Amendment of Ground Lease, dated June 7, 2002, by and between Westgate Mall Properties LLC and Sears, Roebuck and Co.

4.	Second Amendment to Ground Lease, dated June 28, 2004, by and between Westgate Brockton Partners, L.P. and Sears, Roebuck and Co.

5.	Third Amendment of Ground Lease, dated May 3, 2012, by and between New Westgate Mall LLC and Sears, Roebuck and Co.

Store No. 2043 (Kingston, MA)

1.	Lease Agreement, dated December 21, 1988, by and between Independence Mall Group LLC and Sears, Roebuck and Co.

2.	Collateral Agreement, dated December 21, 1988, by and between Independence Mall Group LLC and Sears, Roebuck and Co. (regarding initial tenant improvements)

3.	Lease Supplement, dated October 23, 1989, by and between Independence Mall Group LLC and Sears, Roebuck and Co.

4.	Letter Agreement, dated November 10, 1989, from Westheimer & Freidman to Sears, Roebuck and Co. (regarding confirmation of Lease Term)

5.	First Amendment of Lease, dated July 24, 1990, by and between Independence Mall Group LLC and Sears, Roebuck and Co.

6.	Second Amendment of Lease, dated January 9, 1996, by and between Independence Mall Group LLC and Sears, Roebuck and Co.

7.	Letter Agreement, dated December 4, 2001, from Sears, Roebuck and Co. to Pyramid Management Group (regarding request for Sears’ approval to expand Independence Mall)

8.	Third Amendment to Lease, dated September 2, 2002, by and between Independence Mall Group LLC, and Sears, Roebuck and Co.

9.	Renewal Notice, dated October 20, 2009, from Sears, Roebuck and Co. to Independence Center LLC (regarding extension of lease from November 1, 2010 through October 31, 2015)

Store No. 2323 (Hyannis, MA)

1.	Lease, dated November 9, 1968, by and between John K. Davenport, Palmer Davenport and David Mugar and Sears, Roebuck and Co.

2.	Amendment of Lease, dated October 10, 1969, by and between John K. Davenport, Palmer Davenport and David Mugar and Sears, Roebuck and Co.

3.	Letter Agreement, dated February 20, 1970 between John K. Davenport, Palmer Davenport and David Mugar and Sears, Roebuck and Co.

4.	Commencement Date Agreement, dated October , 1970, by and between John K. Davenport, Palmer Davenport and David Mugar and Sears, Roebuck and Co.

5.	Amendment #2 of Lease, dated November 12, 1970, by and between John K. Davenport, Palmer Davenport and David Mugar and Sears, Roebuck and Co.

6.	Amendment of Lease, dated March 13, 1978, by and between John K. Davenport, Palmer Davenport and David Mugar and Sears, Roebuck and Co.

7.	Lease, dated May 10, 1982, by and between John Doherty and Katherine Doherty, and Sears, Roebuck and Co.

8.	Notice of Extension of Lease and Change of Address, dated February 23, 1987, from Sears, Roebuck and Co. to John Doherty and Katherine Doherty

9.	Agreement, dated June 28, 1990, by and between John Doherty and Katherine Doherty and Sears, Roebuck and Co.

10.	Amendment #2 of Lease, dated September 1, 1980, by and between John K. Davenport, Palmer Davenport and David Mugar and Sears, Roebuck and Co.

11.	Amendment #3 of Lease, dated October 9, 1980, by and between John K. Davenport, Palmer Davenport and David Mugar and Sears, Roebuck and Co.

12.	Recordable Supplemental Agreement, dated May 20, 1982, by and between Sears, Roebuck and Co. and John Doherty and Katherine Doherty

13.	Amendment #4 of Lease, dated May 15, 1985, by and between John K. Davenport, Palmer Davenport and David Mugar and Sears, Roebuck and Co.

14.	Lease Modification and Extension Agreement, dated May 30, 1995, by and between John Doherty and Katherine Doherty and Sears, Roebuck and Co.

15.	Notice of Extension of Lease, dated October 10, 1997, from Sears, Roebuck and Co. to Doherty Realty Trust Corporation.

16.	Lease, dated February 25, 1999, by and between Cape Code Mall LLC and Sears, Roebuck and Co.

17.	Amendment to Lease, dated May 28, 1999, by and between Cape Cod Mall LLC and Sears, Roebuck and Co.

18.	Lease Extension Agreement, dated July 31, 1999, by and between Cape Cad Mall LLC and Sears, Roebuck and Co.

19.	Lease, dated December 1, 1999, between Doherty Hyannis Realty Trust and Sears, Roebuck and Co.

20.	Commencement Date Agreement, dated February 20, 2001, by and between Mayflower Cape Cod, LLC and Sears, Roebuck and Co.

21.	Notice of Extension of Lease, dated July 30, 2004, from Sears, Roebuck and Co. to Doherty Investment Corporation

22.	Lease Amendment and Extension Agreement, dated October 30, 2009, by and between Doherty Hyannis Realty Trust and Sears, Roebuck and Co

23.	Second Lease Amendment and Extension Agreement, dated May 2, 2013, by and between Doherty Investment Corporation and Sears, Roebuck and Co.

Store No. 2343 (Lanesboro, MA)

1.	Lease Agreement, dated November 16, 1987, by and between Berkshire Mall Group and Sears, Roebuck and Co.

2.	Collateral Agreement, dated November 16, 1987, by and between Berkshire Mall Group and Sears, Roebuck and Co.

3.	Letter Agreement, dated April 29, 1988, by and between Berkshire Mall Group and Sears, Roebuck and Co. (regarding automotive center)

4.	Supplemental Agreement, dated January 31, 1989, by and between Berkshire Mall Group and Sears, Roebuck and Co.

5.	Letter Agreement, dated July 14, 1989, by and between Berkshire Mall Group and Sears, Roebuck and Co. (regarding connector road between shopping center and Route 7)

6.	First Amendment to Lease, dated July 20, 1989, by and between Berkshire Mall Group and Sears, Roebuck and Co.

7.	Quitclaim Assignment of Lessor’s Interest in Leases, Rents, Contracts and Agreements, dated May 15, 2002, by and between Berkshire Mall Group, as Assignor, and Lanesborough Enterprises LLC, as Assignee

8.	Notice of Extension, dated October 10, 2002, from Sears, Roebuck and Co. to Berkshire Mall Group

9.	Letter, dated November 23, 2005, from Lanesborough Enterprise Newco LLC to Sears, Roebuck and Co. (regarding modifications to lease)

10.	Notice of Extension, dated October 10, 2007, from Sears, Roebuck and Co. to Lanesborough Enterprise Newco LLC

11.	Second Amendment to Lease, dated June 28, 2013, by and between Lanesborough Enterprises Newco LLC and Sears, Roebuck and Co.

Store No. 1123 (Dedham, MA)

1.	Lease and Rider, dated September 4, 1964, by and between Pacella’s Concrete Pipe Corporation and Sears, Roebuck and Co.

2.	Lease Amendment, dated September 4, 1964, by and between The Flatley Company and Sears, Roebuck and Co.

3.	Second Rider to Lease, dated September 24, 1964, by and between Pacella’s Concrete Pipe Corporation and Sears, Roebuck and Co.

4.	Letter Agreement, dated April 14, 1965, by and between Sears, Roebuck and Co. and Pacella’s Concrete Pipe Corporation

5.	Third Rider to Lease, dated January 6, 1966, by and between Pacella’s Concrete Pipe Corporation and Sears, Roebuck and Co.

6.	Letter Agreement, dated February 24, 1966, by and between Pacella’s Concrete Pipe Corporation and Sears, Roebuck and Co.

7.	Letter Agreement, dated October 1, 1973, by and between Sears, Roebuck and Co. and Flatley Realty Investors

8.	Letter Agreement, dated February 12, 1974, by and between Sears, Roebuck and Co. and Flatley Realty Investors

9.	Letter Agreement, dated August 21, 1978, by and between Sears, Roebuck and Co. and Pacella’s Concrete Pipe Corporation

10.	Letter Agreement, dated November 7, 1984, by and between Sears, Roebuck and Co. and Flatley Realty Investors

11.	Lease Amendment, dated July 3, 2001, by and Flatley Realty Investors and Sears, Roebuck and Co.

12.	Lease Amendment, dated May 7, 1984, by and between The Flatley Company and Sears, Roebuck and Co.

13.	Lease Amendment, dated June 5, 1984, by and between The Flatley Company and Sears, Roebuck and Co.

14.	Landlord’s Rules and Regulations (attachment to lease between The Flatley Company and Sears, Roebuck and Co. dated November 1, 1985)

15.	Notice of Extension of Lease, dated September 14, 1990, to Flatley Realty Investors from Sears, Roebuck and Co.

16.	Notice of Extension of Lease, dated March 13, 1996, to Flatley Realty Investors from Sears, Roebuck and Co.

17.	Lease Amendment and Extension 2001, dated July 3, 2001, by and between John J. Flatley and Gregory D. Stoyle and Sears, Roebuck and Co.

18.	Rent Directive Notification, dated September 18, 2012, from The Wilder Companies to Sears, Roebuck and Co. (regarding CPI increases)

Store No. 1283 (Braintree, MA)

1.	Lease, dated April 16, 1979, by and between South Shore Plaza and Sears, Roebuck and Co.

2.	Lease Amendment, dated April 16, 1979, by and between SCIT, INC. of South Shore Plaza Trust

3.	Guaranty, dated April 16, 1979, by and between WINMAR Company Inc., SCIT, Inc. and Sears, Roebuck and Co.

4.	Letter Agreement, dated May 18, 1979, by and between SCIT, Inc., Winmar Company, Inc. and Sears, Roebuck and Co. (clarifying the interpretation of Exhibit C to the Lease and Exhibit A to the Guaranty)

5.	Letter Agreement, dated September 23, 1980, by and between The Faxon Trust and Sears, Roebuck and Co. (regarding cancellation of lease dated December 1, 1953)

6.	Lease Supplement, dated March 13, 1981

7.	Supplemental Agreement, dated March 13, 1981, by and between SCIT, Inc. and Sears, Roebuck and Co.

8.	Agreement, dated December 14, 1993, by and between Sears, Roebuck and Co. , and Braintree Property Associates, LP amending Lease dated April 16, 1979

9.	Agreement, dated December 14, 1993, by and between Sears, Roebuck and Co. and Braintree Property Associates, LP amending Lease dated April 16, 1979

10.	Letter Agreement, dated May 2, 1994, by and between Braintree Property Associates, LP and Sears, Roebuck and Co. (regarding lavatory water fixtures)

11.	Amendment of Lease, dated November 20, 1998, by and between The Retail Property Trust and Sears, Roebuck and Co.

12.	Third Amendment to Lease, dated August 30, 2005, by and between Braintree Property Associates Limited Partnership and Sears, Roebuck and Co.

Store No. 1253 (Peabody, MA)

1.	Indenture of Lease, dated July 19, 1957, by and between Norsco Corporation, as landlord, and Kennedys, Inc., as tenant

2.	Agreement as to Parking and Other Rights, dated November 7, 1961 (Northshore Shopping Center grants to Alstores Realty Corporation right and easement due to land)

3.	Notice of Lease between Alstores Realty Corporation and Holiday Lanes North Shore, Inc., dated February 6, 1962

4.	Indenture of Lease, dated December 27, 1963, by and between Northshore Shopping Center, Inc. and Sears, Roebuck and Co.

5.	Agreement, dated November 19, 1964, by and between Northshore Shopping Center, Inc., and Sears, Roebuck and Co.

6.	First Supplement to Agreement of Lease, dated May 5, 1975, by and between Northshore Shopping Center, Inc., and Sears, Roebuck and Co.

7.	Lease, Shopping Center, Construction, Operating and Easement Agreement and Grant of Certain Rights Over Premises Other Than Those Leased, dated May 5, 1975, by and between Northshore Shopping Center, Inc. and Sears, Roebuck and Co.

8.	Letter of Evidence of Mutual Agreement, dated May 5, 1975, by and between Sears, Roebuck and Co. and Northshore Shopping Center, Inc.

9.	Letter Agreement, dated May 6, 1975, by and between Alstores Realty Corporation, Northshore Shopping Center, Inc, and Sears, Roebuck and Co.

10.	Letter Agreement, dated February 11, 1977, by and between Sears, Roebuck and Co. and Northshore Shopping Center, Inc. (re: Merchant’s Association)

11.	Letter Agreement, dated February 28, 1977, by and between Sears, Roebuck and Co. and Northshore Shopping Center, Inc. (re: Exhibit 4-B Supplemental Agreement fixing Tenant’s Opening Date and Commencement of Term)

12.	Letter Agreement, dated February 28, 1977, by and between Sears, Roebuck and Co. and Northshore Shopping Center, Inc. (re: Exhibit 5 Supplemental Agreement fixing Square Footage)

13.	Modification and Ratification of Assigned Lease, dated November 21, 1977, from Connecticut General Life Insurance Company concerning Northshore Shopping Center

14.	Supplemental Agreement #1, dated December 2, 1977, by and between Northshore Shopping Center, Inc. and Sears, Roebuck and Co.

15.	Supplemental Agreement #1, dated March 17, 1978, by and between Northshore Shopping Center, Inc. and Sears, Roebuck and Co.

16.	Lease Amendment, dated May 23, 1984, by and between Alstores Realty Corporation. and Sears, Roebuck and Co.

17.	Lease Amendment, dated May 30, 1986, by and between Alstores Realty Corporation. and Sears, Roebuck and Co.

18.	Letter Agreement, dated March 26, 1992, from New England Development to Sears, Roebuck and Co.

19.	Letter Agreement, dated April 6, 1992, from New England Development to Sears, Roebuck and Co. (amending Letter Agreement dated March 26, 1992)

20.	Amendment to Lease, dated January 26, 1993, by and between Northshore Shopping Center, Inc., and Sears, Roebuck and Co. (regarding the renovation and expansion of the shopping center)

21.	Amendment to Lease, dated July 11, 1995, by and between Northshore Mall Limited Partnership and Sears, Roebuck and Co.

22.	Lease Agreement (regarding space 23), dated May 29, 2007, by and between Mall at Northshore, LLC and Sears, Roebuck and Co.

23.	Notice of Extension of Lease, dated August 10, 2006, to Northshore Mall Limited Partnership from Sears, Roebuck and Co.

24.	Lease Renewal Letter, dated September 18, 2006, from Simon to Sears, Roebuck and Co

Store No. 2373 (Dartmouth, MA)

1.	Lease, dated November 1, 1966, by and between Frank Properties, Inc. and Sears, Roebuck and Co.

2.	Letter Agreement, dated December 28, 1966, between Frank Properties, Inc. and Sears, Roebuck and Co. (regarding (a) the name of the store and (b) housekeeping rules)

3.	Letter Agreement Amending Lease, dated February 24, 1967, between Frank Properties, Inc. and Sears, Roebuck and Co.

4.	Letter Agreement, dated April 9, 1968, between Frank Properties, Inc. and Sears, Roebuck and Co. (regarding Merchant’s Association Contribution for Sears)

5.	Confirmation Letter of Lease Modification, dated April 29, 1968, by and between Frank Properties, Inc., and Sears, Roebuck and Co.

6.	Letter Agreement, dated March 12, 1969, between Sears, Roebuck and Co. and Frank Properties, Inc.

7.	Letter Agreement Amending Lease, dated March 14, 1969, between Frank Properties, Inc. and Sears, Roebuck and Co.

8.	Letter Agreement Amending Lease, dated December 3, 1969, between North Dartmouth Joint Venture and Sears, Roebuck and Co.

9.	Letter Agreement Amending Lease, dated February 4, 1970, between North Dartmouth Joint Venture and Sears, Roebuck and Co.

10.	Letter Agreement Amending Lease, dated March 25, 1970, between North Dartmouth Joint Venture and Sears, Roebuck and Co.

11.	Letter Agreement Amending Lease, dated April 22, 1971, between North Dartmouth Joint Venture and Sears, Roebuck and Co.

12.	Agreement Amending Lease, dated August 13, 1971, by and between North Dartmouth Joint Venture and Sears, Roebuck and Co.

13.	Lease Amendment, dated September 22, 1989, by and between Diversified Equity Corporation, Inc. and Sears, Roebuck and Co.

14.	Lease Supplement, dated February 20, 1990, by and between Diversified Equity Corporation, Inc. and Sears, Roebuck and Co.

15.	Notice of Extension of Lease, dated March 25, 1995, from Sears, Roebuck and Co. to Equity Properties and Development Co.

16.	Lease Amendment, dated April 2, 1996, by and between Equity Properties and Development Limited Partnership and Sears, Roebuck and Co.

17.	Lease Agreement, dated February 15, 1999, by and between John M. Kalisz and Sears, Roebuck and Co.

18.	Lease Amendment, dated June 4, 1999, by and between PR North Dartmouth LLC and Sears, Roebuck and Co.

19.	Notice of Extension of Lease, dated February 3, 2005, from Sears, Roebuck and Co. to PR North Dartmouth LLC

20.	Amendment to Lease, dated April 9, 2007, by and between PR North Dartmouth, LLC and Sears, Roebuck and Co.

21.	Rent Directive Letter, dated March 8, 2013, from PR North Dartmouth, LLC (regarding rent remittance information)

Store No. 1403 (Natick, MA)

1.	Ground Lease, dated September 22, 1993, by and between Homart Development, Co., as lessor, and Sears, Roebuck and Co., as lessee

2.	Collateral Agreement, dated September 22, 1993, by and between Homart Development Co. and Sears, Roebuck and Co.

3.	Exchange Agreement, dated September 22, 1993, by and between Homart Development Co, and Sears, Roebuck and Co.

4.	Supplemental Agreement, October 14, 1993, by and between Homart Development Co., as lessor, and Sears, Roebuck and Co., as lessee

5.	Site Lease, dated November 24, 2003, by and between Sears, Roebuck and Co. Facilities Statutory Trust No. 2003-A and Sears, Roebuck and Co. (part of a REMIC deal)

Store No. 1133 (Leominster, MA)

1.	Lease, dated June 17, 1965, by and between Whiteacre Leominster Associates and Sears, Roebuck and Co.

2.	Letter Agreement, dated October 13, 1965, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates

3.	Letter Agreement, dated December 21, 1965, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates

4.	Letter Agreement, dated February 4, 1966, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates

5.	Letter Agreement, dated February 24, 1966, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates

6.	Letter Agreement, dated March 10, 1966, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates (regarding increased costs due to Sears change in location of store)

7.	Letter Agreement, dated May 12, 1966, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates

8.	Letter Agreement, dated May 16, 1966, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates (regarding approval of 18 car auto center without basement and the increased new location costs)

9.	Letter Agreement, dated September 12, 1966, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates

10.	Letter Agreement, dated December 19, 1966, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates (changing various paragraphs of lease)

11.	Letter Agreement, dated March 8, 1967, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates (changing various paragraphs of lease)

12.	Letter of Approval for Plans, dated March 10, 1967, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates

13.	Lease, dated March 31, 1967, by and between Kenmark Realty Corporation and Sears, Roebuck and Co.

14.	Letter Agreement, dated June 9, 1967, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates (regarding operation of Sears Auto Center)

15.	Supplemental Agreement Fixing Beginning and Ending Dates of Term, dated March 29, 1968, by and between, Sidney Goode, James Cazanas, Phil Fine, Whiteacre Leominster Associates, and Sears, Roebuck and Co.

16.	Letter Agreement, dated January 19, 1972, by and between Sears, Roebuck and Co. and Whiteacre Leominster Associates

17.	Letter Agreement, dated January 30, 1975, by and between Sears, Roebuck and Co. and Kimco of New England, Inc. (for Sears consent to a leasing of the present supermarket premises)

18.	Letter Agreement, dated October 29, 1979, by and between Sears, Roebuck and Co. and Kimco of New England, Inc. (for a kiosk on Sears property)

19.	Lease Amendment, dated June 11, 1984, by and between Sears, Roebuck and Co. and Kimco of New England, Inc.

20.	Letter Agreement, dated June 10, 1986, by and between Sears, Roebuck and Co. and Kimco of New England, Inc. (for Sears consent to a leasing of the present supermarket premises)

21.	Notice of Extension of Lease, dated May 6, 1992, from Sears, Roebuck and Co. to Kimco of New England, Inc.

22.	Amendment to Lease, dated April 9, 2002, by and between Kimco of New England, Inc. and Sears, Roebuck and Co.

23.	Notice of Extension of Lease, dated May 13, 2002, from Sears, Roebuck and Co. to Kimco of New England, Inc.

24.	Letter, dated May 22, 2012, from the Mall at Whitney Field extending the notice period to exercise extension right

25.	Lease Renewal Notification, dated June 20, 2012, from Sears, Roebuck and Co. to MLMT2006-C2 Mall at Whitney Field, LLC

26.	Letter, dated June 6, 2013, from Jones Lang LaSalle regarding change in ownership to VCG Whitney Field, LLC

Store No. 1243 (Hanover, MA)

1.	Lease, dated October 12, 1973, by and between Michael Campanelli and Ralph Tedeschi, Trustees of Campanelli-Tedeschi Trust and Sears, Roebuck and Co.

2.	Agreement, dated October 12, 1973, by and between Campanelli-Tedeschi Trust and Sears, Roebuck and Co. (regarding Sears participation in the Merchants Association)

3.	Agreement, dated February 17, 1975, by and between Campanell-Tedeschi Trust and Sears, Roebuck and Co.

4.	Amending, and Tri-Party, Agreement Number One to Lease dated October 12, 1973, by and among Sears, Roebuck and Co., Teachers Insurance and Annuity Association of America, Ralph D. Tedeschi and Robert DeMarco, dated October 30, 1975

5.	Lease Amendment, dated June 13, 1984, by and between Trustees of Campanelli-Tedeschi Trust and Sears, Roebuck and Co.

6.	Lease Amendment, dated July 8, 1998, by and between The Realty Associates Fund III, LP d/b/a/ The Realty Associations Fund III, Limited Partnership c/o TA Associates Realty

7.	Assignment of Leases, dated November 4, 2003, by the Realty Associations Fund II, L.P., as Seller, and Hanover Mall Partners, LP, as Purchaser

8.	Notice of Extension of Lease, dated August 18, 2004, from Sears, Roebuck and Co. to Hanover Mall Partners, L.P.

9.	Access and Indemnity Agreement, dated February 19, 2007, by and between Hanover Mall Partners, LP, as Owner, and Sears, Roebuck and Co.

10.	Lease Renewal Letter, dated August 21, 2009, to Walton Hanover Investors V, LLC from Sears, Roebuck and Co.

11.	Amendment to Lease, dated October 26, 2011, by and between Washington Street Holdings, LLC and Sears, Roebuck and Co.

12.	Amendment to Lease, dated January 16, 2013, by and between Washington Street Holdings, LLC and Sears, Roebuck and Co.

Store No. 1273 (Holyoke, MA)

1.	Lease, dated January 5, 1979, by and between Pyramid Company of Holyoke and Sears, Roebuck and Co.

2.	Supplemental Agreement A, dated September 10, 1979, by and between Sears, Roebuck and Co. and Pyramid Company of Holyoke

3.	Supplemental Agreement B, dated September 10, 1979, by and between Sears, Roebuck and Co. and Pyramid Company of Holyoke

4.	Lease Modification Agreement, dated December 20, 1979, by and between Pyramid Company of Holyoke and Sears, Roebuck and Co. (and letters dated December 20, 1979 and May 5, 1980)

5.	Second Lease Modification Agreement, dated February 21, 1995, by and between Pyramid Company of Holyoke and Sears

6.	Letter Agreement, dated April 25, 1995, by and between Pyramid Company of Holyoke and Sears, Roebuck and Co.

7.	Settlement Agreement and Mutual Release, dated January 27, 2012, by and between Sears, Roebuck and Co., Holyoke Mall Company, LP and Pyramid Management Group

8.	Lease Modification Agreement No. 3, dated March 2, 2012, by and between Holyoke Mall Company and Sears, Roebuck and Co.

9.	Lease Renewal Letter, dated October 24, 2013, from Sears, Roebuck and Co. to Holyoke Mall Company

Store No. 1213 (Auburn, MA)

1.	Option Agreement, dated May 23, 1967, by and between Robert St. Jean and Sears, Roebuck and Co.

2.	Lease and Shopping Center Construction and Operating Agreement, dated September 5, 1968, by and between First Harford Realty Corporation and Sears, Roebuck and Co.

3.	First Amendment to Lease and Shopping Center Construction and Operating Agreement, dated June 24, 1969, by and between First Hartford Realty Corporation and Sears, Roebuck and Co.

4.	Letter Agreement, dated July 31, 1969, between First Hartford Realty Corporation and Sears, Roebuck and Co. (regarding amendment to Lease)

5.	Agreement, dated August 9, 1971, by and between First Hartford Realty Corporation and Sears, Roebuck and Co. (regarding amendments to lease)

6.	Electric Agreement, dated August 16, 1971, by and between First Hartford Realty Corporation and Sears, Roebuck and Co. (regarding electric bill payment and metering)

7.	Indemnification Agreement, dated April 16, 1975, by and between First Hartford Realty Corp. and Sears, Roebuck and Co. (concerning water damage at Auburn Mall location)

8.	Letter Agreement, dated December 20, 1977, from Sears, Roebuck and Co. to JMB Properties, Ltd.-II (regarding Sears improvements and costs thereof)

9.	Letter Agreement, dated March 21, 1978, from Sears, Roebuck and Co. to JMB Income Properties, Ltd.-II (regarding certain Sears improvements and costs thereof)

10.	Amendment Agreement, dated September 30, 1980, by and between JMB Income Properties, Ltd.-II and Sears, Roebuck and Co.

11.	Agreement, dated December 31, 1980, by and between Sears and JMB Income Properties, Ltd-II and Subsidiaries (regarding title change)

12.	Agreement, dated October 26, 1981, by and between JMB Income Properties, Ltd.-II and Sears, Roebuck and Co.

13.	Lease Amendment, dated June 4, 1984, by and between JMB Properties, Ltd.-II and Sears, Roebuck and Co.

14.	Roof License Agreement, dated October 18, 1989, by and between JMB Properties Company, as Licensor, and Sears, Roebuck and Co., as Licensee

15.	Notice of Extension of Lease, dated March 13, 1995

16.	1999 Amendment to Lease, dated May 5, 1999, by and between Auburn Mall Properties Limited Partnership and Sears, Roebuck and Co.

17.	Quitclaim Deed, dated August 27, 1999, by Auburn Mall Properties Limited Partnership to Mayflower Mall, LP

Rent Directive, dated September 13, 2010 (regarding security interest in lease granted to German American Capital Corporation)

MINNESOTA

Store No. 1232 (Coon Rapids, MN)

1.	Ground Lease dated June 28, 2001 by and between Coon Rapids Riverdale Village, L.L.C. (as predecessor in interest to BRE DDR Riverdale Village Outer Ring LLC) and Sears, Roebuck and Co.

2.	Memorandum of Lease dated June 28, 2001 by and between Coon Rapids Riverdale Village, L.L.C. and Sears, Roebuck and Co.

3.	Lease Supplement dated November 11, 2002 between Coon Rapids Riverdale Village, L.L.C. and Sears, Roebuck and Co.

Store No. 1722 (Bloomington, MN)

Lease:

Lease, Construction and Operating Agreement dated May 30, 1991 by and between Mall of America Company (as predecessor in interest to MOAC Mall Holdings LLC) and Sears, Roebuck and Co.

Additional Documents:

Memorandum of Lease dated May 30, 1991 by and between Mall of America Company and Sears, Roebuck and Co.

Agreement to Grant Option to Lease dated May 30, 1991 by and between Sears, Roebuck and Co. and Minntertainment Company

Guaranty of Melvin Simon & Associates, Inc. dated May 30, 1991 from Melvin Simon & Associates, Inc.

Amended and Restated Reciprocal Easement and Operating Agreement dated May 30, 1991 by and among Nordstrom, Inc., Macy’s California, Inc., Sears, Roebuck and Co. and Mall of America Company

Reimbursement Agreement dated May 30, 1991 by and between Sears, Roebuck and Co. and Mall of America Company

Supplemental Agreement dated May 30, 1991 by and among Mall of America Company and Sears, Roebuck and Co.

Lease Supplement dated January 20, 1994 between Mall of America Company and Sears, Roebuck and Co.

Settlement Agreement dated June 20, 2008 by and between Sears, Roebuck and Co., Boca Park Fashion Village, LLC, Nevso, LLC and MOAC Mall Holdings LLC

Letter and Acceptance dated September 24, 2008 from Mall of America Company to Sears, Roebuck and Co.

Letter and Approval dated October 8, 2010 from Larkin Hoffman Daly & Lindgren Ltd. to Sears, Roebuck and Co.

First Amendment to Amended and Restated Reciprocal Easement and Operating Agreement dated December 16, 2010 by and among MOAC Mall Holdings LLC, Nordstrom, Inc., Macy’s Retail Holdings, Inc. and Sears, Roebuck and Co.

Second Supplemental Agreement dated October 22, 2013 by and between MOAC Mall Holdings LLC and Sears, Roebuck and Co.

Second Amendment to Amended and Restated Reciprocal Easement and Operating Agreement dated             , 2013 by and among MOAC Mall Holdings LLC, Nordstrom, Inc., Macy’s Retail Holdings, Inc. and Sears, Roebuck and Co.

MICHIGAN

Store No. 1092 (Westland, MI)

1.	Ground Lease dated October 23, 1996 between The Equitable Life Assurance Society of the United States (as predecessor in interest to B&B Westland Center Mall LLC) and Sears, Roebuck and Co.

2.	Memorandum of Lease dated October 23, 1996 by and between The Equitable Life Assurance Society of the United States and Sears, Roebuck and Co.

3.	Lease Supplement dated April 29, 2003 between The Equitable Life Assurance Society of the United States and Sears, Roebuck and Co.

4.	Letter dated August 9, 2007 between Westland Center Partners, LP and B&B Westland Center Mall LLC

5.	Lease Renewal Notification dated September 16, 2011 from Sears, Roebuck and Co. to LSREF Summer REO Trust 2009 extending lease through October 21, 2017

Store No. 1170 (Lansing, MI)

1.	Lease dated December 29, 1953 between Sparrow Glenmoore Corporation (as predecessor in interest to 4th Street South II, LLC) and Sears, Roebuck and Co.

2.	Letter and Acceptance dated March 29, 1976 from Sears, Roebuck and Co. to Mr. Samuel Zell, Trustee, regarding waiver of responsibility for any restoration upon termination of the lease

3.	Lease Modification dated April 11, 1984 by and between Samuel Zell, as Trustee under Trust Agreement dated June 23, 1972 and known as Trust Number 2308, and Sears, Roebuck and Co.

4.	Agreement dated May 27, 1986 by and between Samuel Zell, as Trustee under Trust Agreement dated June 23, 1972 and known as Trust Number 2308, and Sears, Roebuck and Co.

5.	Letter to Extend the Lease dated December 20, 1988 from Samuel Zell, as Trustee under Trust Agreement dated June 23, 1972 and known as Trust Number 2308, to Sears, Roebuck and Co.

6.	Agreement dated January 27, 1989 by and between Samuel Zell, as Trustee under Trust Agreement dated June 23, 1972 and known as Trust Number 2308, and Sears, Roebuck and Co.

7.	Letter and Acceptance dated September 13, 1991 from Samuel Zell, as Trustee under Trust Agreement dated June 23, 1972 and known as Trust Number 2308, to Sears, Roebuck and Co.

8.	Notice of Extension of Lease dated November 16, 1998 from Sears, Roebuck and Co. to Mr. Samuel Zell, Trustee

9.	Letter to Extend the Lease dated November 12, 2008 from Sears, Roebuck and Co. to 4th Street South LLC

NEW HAMPSHIRE

Store No. 2023 (Concord, NH)

1.	Lease, dated February 13, 1990, between Homart Development Co. (as predecessor-in-interest to Steeplegate Mall, LLC) and Sears, Roebuck and Co.

2.	Notice of Lease, dated February 13, 1990, between Homart Development Co. (as predecessor-in-interest to Steeplegate Mall, LLC) and Sears, Roebuck and Co.

3.	Collateral Agreement, dated February 13, 1990, between Homart Development Co. (as predecessor-in-interest to Steeplegate Mall, LLC) and Sears, Roebuck and Co.

4.	Lease Supplement, dated September 14, 1990, between Homart Development Co. (as predecessor-in-interest to Steeplegate Mall, LLC) and Sears, Roebuck and Co.

5.	Letter, dated June 17, 2004, from Sears, Roebuck and Co. extending the lease term

6.	Letter, dated August 13, 2009, from Sears, Roebuck and Co. extending the lease term

NEW JERSEY

Store No. 1044 (Jersey City, NJ)

1.	Lease, Construction and Operation Agreement dated May 1, 1986 between NC Mall Associates and Sears, Roebuck and Co.

2.	Supplemental Agreement dated May 1, 1986 between NC Mall Associates and Sears, Roebuck and Co.

3.	Triparty Supplementing Agreement dated May 1, 1986 between NC Mall Associates, Sears, Roebuck and Co. and Newport City Phase I Developers Limited Partnership

4.	Parking Agreement dated September 1, 1988 between NC Mall Associates and Sears, Roebuck and Co. (email communication dated September 20, 2012 indicates the term was extended and expired August 31, 2013)

5.	Rent Directive Notice dated October 6, 2010 from Newport Centre, LLC

Store No. 1494 (Moorestown, NJ)

1.	Lease, Shopping Center, Construction, Operating and Easement Agreement and Grant of Certain Rights over Premises other than those Leased dated January 7, 1970 between Rouse-Moorestown, Inc. and Sears, Roebuck and Co.

2.	Agreement dated January 7, 1970 between Moorestown Management, Inc. and Sears, Roebuck and Co.

3.	Agreement dated January 7, 1970 between Moorestown Management, Inc., N.K. Winston Corporation and Sears, Roebuck and Co.

4.	Letter Agreement dated January 7, 1970 between Moorestown Management, Inc. and Sears, Roebuck and Co.

5.	Letter Agreement dated August 9, 1972 between Moorestown Management, Inc., Sears, Roebuck and Co., the Hills Realty Co. and The Equitable Life Assurance Society

6.	Agreement dated August 15, 1972 between Moorestown Management, Inc., N.K. Winston Corporation and Sears, Roebuck and Co.

7.	Consent and Agreement dated January 14, 1980 between Rouse-Moorestown, Inc. and Sears, Roebuck and Co.

8.	Amendment to Lease dated April 21, 1986 between First Fidelity Bank and Sears, Roebuck and Co.

9.	Letter Agreement dated January 30, 1986 between M-L-R Associates, Sears, Roebuck and Co. Gimbel Brothers, Inc. and Jonhn Wanamaker, Philadelphia

10.	Second Amendment to Lease dated October 8, 1999 between Rouse-Moorestown, Inc. and Sears, Roebuck and Co.

Store No. 1684 (Woodbridge, NJ)

1.	Lease dated January 30, 1968 between Woodbridge Center, Inc., as landlord, and Federated Department Stores, Inc., as tenant

2.	Assignment and Assumption Agreement (Lease) dated February 2, 1995 between A&S Real Estate, Inc., as assignor, and Sears, Roebuck and Co., as assignee (acquiring tenant’s interest)

3.	Letter Agreement dated January 30, 1968 between The Rouse Company and Federated Department Stores, Inc. (regarding additional land)

4.	Letter Agreement dated January 30, 1968 between Woodbridge Center, Inc. and Federated Department Stores (regarding A&S TBA area)

5.	Letter Agreement dated September 30, 1969 between Woodbridge Center, Inc. and Federated Department Stores, Inc. (regarding first amendment)

6.	Letter Agreement dated September 30, 1969 between Woodbridge Center, Inc., Federated Department Stores, Inc., Alstores Realty Corporation, Orbach’s, Inc. and Allied Stores Corporation (regarding operating covenants)

7.	First Amendment of Lease dated September 30, 1969 between Woodbridge Center, Inc. and Federated Department Stores, Inc.

8.	Second Amendment of Lease dated September 30, 1969 between Woodbridge Center, Inc. and Federated Department Stores, Inc.

9.	Letter Agreement dated October 30, 1969 between Woodbridge Center, Inc. and Federated Department Stores, Inc. (regarding Lease Section 4.5(c))

10.	Third Amendment of Lease dated November 8, 1977 between Woodbridge Center, Inc. and Federated Department Stores, Inc.

11.	Letter Agreement dated October 20, 1978 from Woodbridge Center, Inc. to Abraham & Strauss and Federated Department Stores, Inc.

12.	Fourth Amendment of Lease dated April 10, 1979 between Woodbridge Center, Inc. and Federated Department Stores, Inc.

13.	Assignment and Assumption of Lease dated July 29, 1988 between Federated Department Stores, Inc., as assignor, and A&S Real Estate, Inc., as assignee

14.	Assignment and Assumption Agreement (Lease) dated February 2, 1995 between A&S Real Estate, Inc., as assignor, and Sears, Roebuck and Co., as assignee

15.	Fifth Amendment of Lease dated November 1, 2002 between Woodbridge Center, LLC and Sears, Roebuck and Co.

16.	Notice Letter dated July 27, 2005 (regarding extension of Lease)

Store No. 1554 (Mays Landing, NJ)

1.	Lease dated March 20, 1986 between Hamilton Associates and Sears, Roebuck and Co.

2.	Non-Competition Agreement dated March 20, 1986 between Hamilton Associates and Sears, Roebuck and Co.

3.	Supplemental Agreement dated March 21, 1986 between Hamilton Associates and Sears, Roebuck and Co.

4.	First Amendment to Lease dated September 30, 1986 between Hamilton Associates and Sears, Roebuck and Co.

5.	Letter Agreement dated February 10, 1987 between Sears, Roebuck and Co. and Hamilton Associates (regarding Budget Car Rental)

6.	Omnibus Assignment (Hamilton Associates to Hamilton Mall, LLC) dated June 7, 2002

7.	Second Amendment to Lease dated June 15, 2012 between Hamilton Mall, LLC and Sears, Roebuck and Co.

NEW YORK

Store No. 1004 (Garden City, NY)

1.	Ground Lease dated January 4, 1971 between Earl A. Gillespie, Inc. and The Garden City Company, as landlord, and Federated Departments Stores, Inc., as tenant

2.	Memorandum of Lease dated January 4, 1971 between Earl A. Gillespie, Inc. and The Garden City Company and Federated Departments Stores, Inc.

3.	Agreement dated January 4, 1971 between Earl A. Gillespie and The Garden City Company as Landlord and Federated Department Stores, Inc. as Tenant (regarding removal of power lines)

4.	Agreement dated January 4, 1971 between The Garden City Company and Federated Department Stores, Inc. (regarding title insurance matters)

5.	Assignment of Lease dated April 23 1972 from Earl A. Gillespie to Edward A. Gillespie (assignment of partial Landlord interest)

6.	Certificate of Commencement of Pre-Initial Term dated April 19, 1971, Liber 8239, Cp 17

7.	Certificate of Commencement of Initial Term dated October 9, 1973, Liber 8613, Cp 293

8.	Assignment and Assumption of Lease Dated May 26, 1989 from Federated Department Stores, Inc. to Bloomingdale’s Extra Real Estate, Inc.

9.	Assignment and Assumption Agreement (Lease) dated January 26, 1996 between Bloomingdales Real Estate, Inc., as assignor, and Sears Development Co., as assignee (assignment of tenant’s interest)

Store No. 1124 (Bay Shore, NY)

1.	Lease dated June 18, 1996 between Westland South Shore Mall L.P. as Landlord and Sears, Roebuck and Co. as Tenant

2.	Memorandum of Lease dated June 18, 1996

3.	Collateral Agreement dated June 18, 1996 between Westland South Shore Mall L.P. as Landlord and Sears, Roebuck and Co. as Tenant (agreement by Landlord to provide fixtures and equipment, for a cost of $2,000,000.00, throughout the term)

4.	Lease Term Agreement dated June 18, 1996

5.	Letter Agreement dated August 5, 1996 between Landlord and Tenant (regarding building pad notice)

6.	Memorandum dated December 4, 2009 from Beth Irving, Gene Filice, Charles J. Benvenuto P.C. to Sears (regarding correction of last term end date)

7.	Lease Renewal Notification dated January 24, 2012 (renewing term through January 31, 2018)

Store No. 1143 (Brooklyn, NY)

1.	Lease dated January 11, 1997 between Alexander’s of Brooklyn, Inc. and Sears, Roebuck and Co.

2.	Memorandum of Lease dated January 11, 1997

3.	Supplemental Agreement date November 12, 1997 between Alexander’s of Brooklyn, Inc. and Sears, Roebuck and Co.

4.	Assignment and Assumption of Leases dated May 31, 2001 between Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. as Assignor and Alexander’s Kings Plaza, LLC (successor by merger to Alexander’s Kings Plaza Center, Inc.) as Assignee (assignment of Landlord interest)

5.	Letter dated December 4, 2003 from Sears to Vornado Realty Trust (regarding Sears’ approval of changes to the top 4 levels of the parking garage)

6.	Lease Amendment Agreement dated May , 2004 between Alexander’s Kings Plaza, LLC and Sears, Roebuck and Co.

7.	Letter dated November 28, 2012 from Brooklyn Kings Plaza LLC to Sears (notice of change of ownership – Brooklyn Kings Plaza LLC to become new Landlord)

Store No. 1162 (Amherst, NY)

1.	Ground Lease dated November 10, 1997 between Boulevard Mall Expansion, LLC, Boulevard Mall, LLC (Boulevard) and Sears, Roebuck and Co.

2.	Memorandum of Lease dated November 10, 1997

3.	Lease Supplement dated August 16, 2000 between Boulevard Mall Expansion, LLC and Sears, Roebuck and Co.

Store No. 1323 (Middletown, NY)

1.	Lease Agreement dated April 12, 1990 between P.C.M. Development Co. and Sears, Roebuck and Co.

2.	Collateral Agreement dated April 12, 1990 between P.C.M. Development Co. and Sears, Roebuck and Co.

3.	First Amendment to Lease dated May 13, 1991 between P.C.M. Development Co. and Sears, Roebuck and Co.

4.	Letter Agreement dated July 3, 1991 between Sears, Roebuck and Co. and Middletown Associates Limited Partnership (regarding approval of a tenant)

5.	Second Amendment to Lease dated August 20, 1991 between P.C.M. Development Co. and Sears, Roebuck and Co.

6.	Third Amendment to Lease dated July 17, 1996 between P.C.M. Development Co. and Sears, Roebuck and Co.

7.	Lease Supplement dated July 17, 1996 between P.C.M. Development Co. and Sears, Roebuck and Co.

8.	Highway Work Agreement, dated August 20, 1991, between The Pyramid Companies and Sears, Roebuck and Co.

9.	Ballard Road Bridge Work Agreement, dated July 17, 1996, between The Pyramid Companies and Sears, Roebuck and Co.

10.	Assignment and Assumption of Leases dated August 22, 1996 between P.C.M. Development Co., as assignor, and Crystal Run Company L.P., as assignee

11.	Quit Claim Assignment of Lessor’s Interest in Leases, Rents, Contracts and Agreements dated February 14, 2005 between Crystal Run Company L.P., as assignor, and Crystal Run NewCo., LLC, as assignee

12.	Notice dated September 3, 2010 from Crystal Run NewCo., LLC (restriction of Landlord’s action under Section 291-F of New York Real Property Law)

13.	Lease Renewal Notice dated May 19, 2011 to Crystal Run NewCo., LLC (renewing term through May 31, 2017)

Store No. 1404 (Massapequa, NY)

1.	Indenture of Lease dated July 26, 1973 between Norton Mailman Associates, Inc., as landlord, and Allied Stores of New York, Inc., as tenant

2.	Lease Assignment and Assumption Agreement dated July 26, 1973 between Allied Stores of New York, Inc., as assignor, and Norton Mailman Associates, Inc., as assignee

3.	Partial Release and Spreader Agreement in Respect of Leasehold Mortgage dated February 1, 1974 between Tempsford Corporation (f/k/a The South Bay Corporation), David Muss and S. Joseph Tankoos, Jr. (collectively, “Tenant”), Bishopsgate Corporation and The Bowery Savings Bank

4.	Assignment and Assumption Agreement, dated December 31, 1986

5.	Assignment and Assumption Agreement (Lease) dated March 15, 1995 between Stern’s Departments Stores, Inc., as assignor, and Sears, Roebuck and Co., as assignee

6.	Amendment to Lease dated April 28, 1995 between Norton Mailman Associates and Sears, Roebuck and Co.

7.	Memorandum of Amendment to Lease dated April 28, 1995

8.	Notice of Extension of Lease dated October 2, 2003 (extending term through May 29, 2015)

Store No. 1544 (Rego Park, NY)

1.	Lease dated March 3, 1994 between Alexander’s, Inc., as landlord, and Sears, Roebuck and Co., as tenant

2.	Memorandum of Lease dated March 24, 1994

3.	First Amendment to Lease dated March 29, 1995 between Alexander’s, Inc. and Sears, Roebuck and Co.

4.	Assignment of Mortgage Notification Letter dated March 30 1995 from Alexander’s, Inc. to Sears, Roebuck and Co.

5.	Lease Supplement dated April 26, 1996 between Alexander’s of Rego Park, Inc. and Sears, Roebuck and Co.

6.	Assignment and Assumption of Leases and Management Agreement dated May 24, 1997 between Alexander’s of Rego Park, Inc., as assignor, and Alexander’s Rego Park Center, Inc. as assignee (assignment of Landlord’s interest)

7.	Parking Agreement dated October 2, 1997 between Alexander’s Rego Center, Inc., Sears, Roebuck and Co. and Kinney Parking Systems, Inc.

8.	Assignment and Assumption of Leases dated 1999 between Alexander’s Rego Park Center, Inc. as Assignor and Alexander’s Rego Shopping Center, Inc. as Assignee (assignment of Landlord’s interest)

9.	Letter Agreement dated April 21, 1999 (adding Lender (Chase Manhattan Bank) to notices)

10.	Letter dated May 12, 1999 from Alexander’s Rego Park Center, Inc. (Landlord notice of granting of security interest to Chase Manhattan Bank)

11.	Letter Agreement dated May 12, 1999 from Alexander’s Rego Shopping Center, Inc., c/o Vornado Realty Trust with attached Assignment and Assumption of Leases

12.	Second Amendment to Lease dated February 18, 2000 between Alexander’s Rego Shopping Center, Inc. and Sears, Roebuck and Co.

13.	Building Key Transfer and Release dated March 13, 2007

14.	Letter Agreement dated December 3, 2008 (regarding updated legal notice address)

15.	Notice Letter from Rego Center dated March 13, 2013 (regarding change of parking garage operator)

Store No. 1674 (White Plains, NY)

1.	Lease dated March 18, 2003 between White Plains Galleria Limited Partnership, as landlord, and NSHE Valentine, LLC, as Exchange Accommodation Titleholder for Sears, Roebuck and Co., as tenant

2.	Memorandum of Lease dated March 18, 2003

3.	License and Indemnity Agreement dated September 24, 2002 between CF Galleria at White Plains LP (Developer), CFN, Inc. (Building Owner) and Sears, Roebuck and Co.

4.	Assignment of License and Indemnity Agreement dated December 20, 2002 between Sears, Roebuck and Co. (Exchanger) and NSHE Valentine, LLC

5.	Project Management Agreement dated December 20, 2002 between NSHE Valentine, LLC as Owner and Sears, Roebuck and Co.

6.	Qualified Exchange Accommodation Agreement dated December 20, 2002 between Sears, Roebuck and Co. (Exchanger), National Safe Harbor Exchanges and NSHE Valentine, LLC

7.	Notification to Developer and Owner dated December 24, 2002 from White Plains, L.P. (Developer) and CFN, Inc. (Building Owner) and Sears, Roebuck and Co. (Exchanger)

8.	Conditional Purchase Agreement dated January 30, 2003 between Sears, Roebuck and Co. as Seller and the Cadillac Fairview Corporation Limited as Purchaser

9.	Letter Agreement dated January 31, 2003 from Sears, Roebuck and Co. to The Mills Limited Partnership and White Plains Galleria Limited Partnership

10.	Lessee Construction Allowance Agreement dated March 18, 2003 between CF White Plains Galleria Limited Partnership (Developer) and NSHE Valentine, LLC

11.	Assignment and Assumption of Lease dated June 17, 2003 by NSHE Valentine, LLC as Assignor and Sears, Roebuck and Co. as Assignee

12.	Lease Supplement dated November 4, 2003 between White Plains Galleria Limited Partnership and Sears, Roebuck and Co.

13.	Lease Renewal Notification dated August 21, 2012 to White Plains Galleria Limited Partnership and Galleria of White Plains Management Office (term renewed through August 31, 2018)

14.	Letter dated September 5, 2012 from Simon Property Group (acknowledging receipt of Sears Exercise of Option to Extend Lease)

Store No. 1733 (Yonkers, NY)

1.	Lease dated March 17, 1995 between Brook Shopping Centers, Inc., as landlord, and Sears, Roebuck and Co., as tenant

2.	Memorandum of Lease dated March 17, 1995

3.	SNDA dated March 17, 1995 between Leonard Marx, Sr. (Lender) and Sears, Roebuck and Co. (Tenant)

4.	Amendment to Lease dated October 15, 1996 between Brook Shopping Centers, Inc. and Sears, Roebuck and Co.

5.	Notice of Lease Assignment dated October 24, 2009 (assignment of Landlord interest to The Prudential Insurance Company of America and New York Life Insurance Company)

6.	Alterations Consent Letter dated February 26, 2010 from Sears, Roebuck & Co. (regarding alterations to the shopping center)

7.	Closed Circuit Television Agreement dated October 28, 2010 between Brooks Shopping Centers LLC and Sears, Roebuck and Co.

8.	Second Amendment to Lease dated March 24, 2011 between Sears, Roebuck and Co. and Brooks Shopping Centers LLC

Store No. 1984 (Buffalo, NY)

1.	Lease and Shopping Center Construction, Operating and Easement Agreement, and Grant of Rights Over Premises Other Than Those Leased dated January 27, 1984 between Hamburg Associates Limited Partnership, as landlord, and Sears, Roebuck and Co., as tenant

2.	Collateral Agreement dated January 27, 1984 between Hamburg Associates Limited Partnership and Sears, Roebuck and Co.

3.	Amendment dated October 15, 1985 between Hamburg Associates Limited Partnership and Sears, Roebuck and Co. (amending Collateral Agreement)

4.	Supplemental Agreement dated November 13, 1985 between Sears, Roebuck and Co. and Hamburg Associates Limited Partnership

5.	Notice of Restriction of Landlord’s Action in Respect of Leases Pursuant to Section 291-f of the New York Real Property Law dated August 2, 1999 from WXI/BUF/W Real Estate Limited Liability Company

6.	Notice of Extension of Lease dated August 6, 2004

7.	Second Amendment to Lease dated March 21, 2005 between McKinley Mall, LLC and Sears, Roebuck and Co.

8.	Lease Extension dated September 22, 2009 to McKinley Mall, LLC (extending term through September 30, 2015)

9.	Tenant Estoppel Certificate dated July 20, 2010 to Natixis Real Estate Capital Inc.

10.	Rent Directive Letter dated September 1, 2010

Store No. 2113 (Rotterdam, NY)

1.	Lease Agreement dated September 22, 1986 between Rotterdam Square, a NY limited partnership, as landlord, and Sears, Roebuck and Co., as tenant

2.	Collateral Agreement dated September 22, 1986 between Rotterdam Square, a NY limited partnership and Sears, Roebuck and Co.

3.	Supplemental Agreement dated June 15, 1989 between Rotterdam Square, a NY limited partnership and Sears, Roebuck and Co.

4.	First Lease Amendment Agreement dated June 6, 1995 between Rotterdam Square and Sears, Roebuck and Co.

5.	Letter Agreement dated September 6, 1995 between Sears, Roebuck and Co. and Wilmorite, Inc. (regarding expansion of Sears store)

6.	Letter dated September 30, 1996 from Sears, Roebuck and Co. to Wilmorite, Inc. (notice of completion of expansion and request for Landlord’s capital contribution)

7.	Second Lease Amendment Agreement dated September 28, 1999 between Rotterdam Square and Sears, Roebuck and Co.

8.	Notice of Extension of Lease dated August 19, 2002 from Sears, Roebuck and Co. to Rotterdam Square and Wilmorite Property Management, LLC

9.	Third Lease Amendment Agreement dated September 11, 2012 between Rotterdam Square, LLC and Sears, Roebuck and Co. (extending term of Lease to August 31, 2018)

Store No. 2173 (Saratoga Springs, NY)

1.	Lease Agreement dated May 30, 1989 between Sarwil Associates, as landlord, and Sears, Roebuck and Co., as tenant

2.	Memorandum of Lease dated May 30, 1989

3.	Collateral Agreement dated May 30, 1989 between Sarwil Associates and Sears, Roebuck and Co.

4.	Notice of Restriction of Landlord’s Action in Respect of Leases Pursuant to Section 291f of the New York Real Property Law dated October 2, 1989

5.	Amendment Agreement No. 1 dated May 25, 1993 between Sarwil Associates and Sears, Roebuck and Co.

6.	Lease Modification Agreement dated May 3, 1996 between Sarwil Associates, L.P. and Sears, Roebuck and Co.

7.	Lease Supplement dated September 14, 1990 between Sarwil Associates and Sears, Roebuck and Co.

8.	Letter Agreement dated March 5, 1996 between Sarwil Associates, L.P. and Sears, Roebuck and Co. (regarding square footage)

9.	Second Lease Amendment Agreement dated September 28, 1999 between Sarwil Associates, L.P. and Sears, Roebuck and Co.

10.	Notice of Extension of Lease dated June 17, 2004

11.	Notice of Extension of Lease dated June 18, 2009 (extending term through July 17, 2015)

Store No. 2353 (Kingston, NY)

1.	Lease Agreement dated November 23, 1988 between PCK Development Company, as landlord, and Sears, Roebuck and Co., as tenant

2.	Memorandum of Lease dated November 23, 1988

3.	Lease Supplement dated October 26, 1989 between PCK Development Company and Sears, Roebuck and Co.

4.	First Amendment of Lease dated April 24, 1991 between PCK Development Company and Sears, Roebuck and Co.

5.	Letter Agreement dated November 30, 1994 between PCK Development Company and Sears, Roebuck and Co.

6.	Second Amendment of Lease dated August 14, 1996 between PCK Development Company, the May Department Stores Company and Sears, Roebuck and Co.

7.	Letter Agreement dated October 29, 1996 from Pyramid Management Group, Inc. to Sears, Roebuck and Co.

8.	Third Amendment to Lease dated January 29, 2001 between PCK Development Company, LLC and Sears, Roebuck and Co.

9.	Letter Agreement dated December 4, 2001 between Pyramid Management Group, Inc. and Sears, Roebuck and Co.

10.	Notice of Extension of Lease dated September 11, 2003

11.	Renewal Notice dated September 9, 2008

12.	Letter dated February 26, 2010 (regarding Rent Directive Effective April 1, 2010)

13.	Rent Directive dated December 30, 2010 from The Edgewater Company, LLC (regarding payment of rent to Cantor Commercial Real Estate Lending, L.P. (Lender))

14.	Lease Renewal Letter dated September 18, 2013 to PCK Development Company L.L.C. (renewing Lease through September 30, 2019)

Store No. 2453 (Glens Falls, NY)

1.	Lease and Shopping Center Construction, Operating and Easement Agreement and Grant of Rights Over Premises Other Than Those Leased dated December 20, 1976 between Sears, Roebuck and Co., as tenant, and Pyramid Company of Glens Falls, as landlord

2.	Agreement Regarding Assignment of Lease and Related Matters dated December 20, 1976 between Sears, Roebuck and Co. and Pyramid Company of Glens Falls

3.	Consent, Non-Disturbance and Attornment Agreement dated December 20, 1976 between Sears, Roebuck and Co. (Tenant) and Charles. R Wood (Mortgagee)

4.	Supplemental Agreement dated July 11, 1977 between Sears, Roebuck and Co. and Pyramid Company of Glens Falls

5.	Agreement dated July 15, 1977 between Teachers Insurance and Annuity Association of America and Sears, Roebuck and Co.

6.	Tenant Estoppel Letter dated August 15, 1977 to Pyramid Company of Glens Falls and Teachers Insurance and Annuity Association of America

7.	Letter of Understanding dated June 27, 1991 between Sears, Roebuck and Co. and Pyramid Company of Glens Falls (regarding lease modification proposal)

8.	Letter Agreement dated June 23, 1994 between Sears, Roebuck and Co. and Pyramid Management Group, Inc. (regarding operating covenant)

9.	Letter Agreement dated June 23, 1994 between Sears, Roebuck and Co. and Pyramid Management Group, Inc. (regarding property taxes)

10.	Letter Agreement dated June 23, 1994 between Sears, Roebuck and Co. and Pyramid Management Group, Inc. (regarding 1991 lease modification proposal)

11.	Lease Modification Agreement No. 1 dated June 23, 1994 between Sears, Roebuck and Co. and Pyramid Company of Glens Falls

12.	Termination of Assignment of Leases and Rents dated December 17, 2003 by UBS Real Estate Investments Inc. f/k/a UBS Warburg Real Estate Investments Inc.

13.	Lease Modification Agreement No. 2 dated December 19, 2003 between Pyramid Mall of Glens Falls, L.L.C. and Sears, Roebuck and Co.

14.	Memorandum of Lease Modification dated December 19, 2003

15.	Notice of Restriction of Landlord’s Action in Respect of Leases Pursuant to Section 291f of the New York Real Property Law dated December 19, 2003

16.	Letter Agreement dated January 14, 2004 between Pyramid Mall of Glens Falls, LLC and Sears, Roebuck and Co.

17.	Notice of Extension of Lease dated June 19, 2006 to Pyramid Mall of Glens Falls Newco, LLC

18.	Rent Directive dated October 14, 2010 (regarding change in ownership to Aviation Mall NewCo., LLC)

19.	Notice of Restriction of Landlord’s Action in Respect of Leases Pursuant to Section 291f of the New York Real Property Law dated October 14, 2010

20.	Letter from Pyramid Management Group, Inc. dated December 29, 2010 (regarding change in management agent entity name to Pyramid Management Group LLC)

21.	Lease Extension dated June 21, 2011 to Aviation Mall NewCo, LLC (term to expire July 31, 2017)

Store No. 2603 (New Hartford, NY)

1.	Lease dated March 14, 1980 between The Senpike Mall Company, as landlord, and Sears, Roebuck and Co., as tenant

2.	Agreement dated March 14, 1980 between The Senpike Mall Company, Sears, Roebuck and Co. and The Chase Manhattan Bank (Lender)

3.	Agreement dated March 14, 1980 between The Senpike Mall Company and Sears, Roebuck and Co. (landlord to use best efforts to deliver all improvements prior to April 15, 1980)

4.	Recordable Supplemental Agreement dated September 26, 1980 between The Senpike Mall Company and Sears, Roebuck and Co.

5.	Supplemental Agreement dated October 2, 1980 between The Senpike Mall Company and Sears, Roebuck and Co.

6.	Lease Modification Agreement dated March 17, 1981 between The Senpike Mall Company and Sears, Roebuck and Co.

7.	Lease Modification Agreement No. 2 dated May 5, 1981 between The Senpike Mall Company and Sears, Roebuck and Co.

8.	Release dated April 12, 1985 by Sears, Roebuck and Co. in favor of The Senpike Mall Company (regarding damage from a water pipe breakage)

9.	Letter Agreement dated November 30, 1994 between Sears, Roebuck and Co., The Senpike Mall Company and The May Department Stores Company

10.	Lease Modification Agreement No. 3 dated September 9, 1996 between The Senpike Mall Company and Sears, Roebuck and Co.

11.	Lease Modification Agreement No. 4 dated July 23, 2003 between Sangertown Square L.L.C. and Sears, Roebuck and Co.

12.	Rental Payee Address Change Letter dated May 13, 2009 from Pyramid Management Group, Inc.

13.	Lease Renewal Letter dated July 22, 2009 to Sangertown Square LLC (extending term through July 15, 2015)

14.	Letter dated December 29, 2010 from Pyramid Management Group, Inc.

15.	Rent Directive dated December 29, 2010 from Sangertown Square LLC

16.	Letter dated December 29, 2010 from Sangertown Square LLC (regarding Landlord loan with JP Morgan Chase Bank)

NORTH CAROLINA

Store No. 1646 (Pineville, NC)

1.	Lease and Operating Agreement dated May 18, 1990 by and between Carolina Place Associates Limited Partnership (as predecessor in interest to Carolina Place L.L.C.), as landlord, and Sears, Roebuck and Co., as tenant

2.	Memorandum of Lease dated May 18, 1990 by and between Carolina Place Associates Limited Partnership and Sears, Roebuck and Co.

3.	Collateral Agreement dated May 18, 1990 by and between Carolina Place Associates Limited Partnership and Sears, Roebuck and Co.

4.	Lease Supplement dated July 23, 1991 between Carolina Place Associates Limited Partnership and Sears, Roebuck and Co.

5.	First Amendment to Lease and Operating Agreement dated April 27, 1993 by and between Carolina Place Associates Limited Partnership and Sears, Roebuck and Co.

6.	First Amendment to Memorandum of Lease dated April 27, 1993 by and between Carolina Place Associates Limited Partnership and Sears, Roebuck and Co.

7.	Amendment to Lease Agreement dated March 12, 1997 by and between Acquiport Carolina Place, Inc. and Sears, Roebuck and Co.

8.	Third Amendment to Lease dated March 31, 2010 by and between Sears, Roebuck and Co. and Carolina Place L.L.C.

9.	Fourth Amendment to Lease and Operating Agreement dated July 12, 2011 by and between Carolina Place L.L.C. and Sears, Roebuck and Co.

Store No. 2824 (Cary, NC)

1.	Lease Agreement dated September 19, 1990 by and between Cary Joint Venture (as predecessor in interest to Cary Venture Limited Partnership) and Sears, Roebuck and Co.

2.	Memorandum of Lease dated September 19, 1990 by and between Cary Joint Venture and Sears, Roebuck and Co.

3.	Collateral Agreement dated September 19, 1990 by and between Cary Joint Venture and Sears, Roebuck and Co.

4.	Lease Supplement dated August 2, 1991 between Cary Joint Venture and Sears, Roebuck and Co.

5.	Amendment to Lease Agreement dated May 5, 2006 between Cary Venture Limited Partnership, CBL & Associates Limited Partnership and Sears, Roebuck and Co.

6.	Second Amendment to Lease dated March 5, 2008 by and between Cary Venture Limited Partnership, CBL & Associates Limited Partnership and Sears, Roebuck and Co.

7.	Third Amendment to Lease dated June 29, 2011 by and between Cary Venture Limited Partnership and Sears, Roebuck and Co.

8.	Letter and Acceptance dated January 30, 2013 from Cary Venture Limited Partnership to Sears, Roebuck and Co.

9.	Fourth Amendment to Lease dated February 13, 2013 by and between Cary Venture Limited Partnership and Sears, Roebuck and Co.

Store No. 1335 (Greensboro, NC)

1.	Lease dated June 14, 1968 by and between Nina A. Joyner and Friendly Center, Inc.

2.	Lease dated June 17, 1968 by and between W. Purvis Albright and Dorothy W. Albright and Friendly Center, Inc.

3.	Lease dated June 17, 1968 by and between Fred P. Albright and Barbara W. Albright and Friendly Center, Inc.

4.	Lease dated February 1, 1971 by and between Blanche S. Benjamin and Edward B. Benjamin and Friendly Center, Inc.

5.	Agreement dated September 23, 1971 by and between Friendly Center, Inc. (as predecessor in interest to CBL-Friendly Center CMBS, LLC) and Sears, Roebuck and Co.

6.	Memorandum of Lease dated September 23, 1971 by and between Friendly Center, Inc. and Sears, Roebuck and Co.

7.	Agreement of Assignment dated September 23, 1971 by and between Friendly Center, Inc. and Sears, Roebuck and Co.

8.	Letter dated October 25, 1971 from McLendon, Brim, Brooks, Pierce & Daniels to Sears, Roebuck and Co.

9.	Lease Amendment dated May 24, 1984 by and between Friendly Center, Inc. and Sears, Roebuck and Co.

10.	Letter dated November 22, 2010 from Sears, Roebuck and Co. to CBL-TRS Joint Venture LLC and CBL-Friendly Center LLC re extension of lease term

OHIO

Store No. 1202 (Beavercreek, OH)

1.	Lease dated September 10, 1990 between Fairfield Partners Limited Partnership and Sears, Roebuck and Co.

2.	Lease Agreement Modification No. 1 dated July 20, 1992 between the Glimcher Company and Sears, Roebuck and Co.

3.	Lease Supplement dated October 29, 1993 between the Glimcher Company and Sears, Roebuck and Co.

4.	Assignment of Tenant Leases, Guaranties and Security Deposits dated October 17, 2003 between Glimcher Properties Limited Partnership, as assignor, and MFC Beavercreek, LLC, as assignee

5.	Lease Renewal Notification dated July 20, 2012 to MFC Beavercreek LLC c/o Glimcher Properties LP (extending term through October 26, 2018)

Store No. 1280 (Springdale, OH)

1.	Ground Lease for the Tri-County Shopping Center dated November 24, 1965 between Tri-County Center, Inc. and Sears, Roebuck and Co.

2.	Letter Agreement dated December 2, 1965 between Tri-County Center, Inc. and Sears, Roebuck and Co.

3.	Short Form of Lease for Recording dated September 26, 1966

4.	Supplement to Ground Lease dated July 26, 1968 between Tri-County Center, Inc. and Sears, Roebuck and Co.

5.	Letter Agreement dated February 24, 1972 between Tri-County Center, Inc. and Sears, Roebuck and Co.

6.	Letter Agreement dated August 23, 1979 between The Equitable Life Assurance Society of the United States and Sears, Roebuck and Co.

7.	Assignment and Assumption Agreement of Leases dated August 28, 1979 between Monumental Properties Trust as Assignor and The Equitable Life Assurance Society of the United States as Assignee

8.	Amendment to Ground Lease dated December 14, 1988 between The Equitable Life Assurance Society of the United States and Sears, Roebuck and Co.

9.	Amended and Restated Memorandum of Lease dated December 14, 1988 between The Equitable Life Assurance Society of the United States and Sears, Roebuck and Co.

10.	Fourth Amendment to Ground Lease dated June 1, 1990 between The Equitable Life Assurance Society of the United States and Sears, Roebuck and Co.

11.	Letter Agreement dated January 12, 2007 between Thor MM Gallery at Tri-County, LLC (Developer) and Sears, Roebuck and Co.

12.	Letter dated June 4, 2012 from E3 Realty Advisors (notice of receivership)

13.	Letter dated September 30, 2013 from E3 Advisors (notice of receivership)

Store No. 2071 (Cincinnati, OH)

1.	Lease dated December 15, 1998 between The Mills Limited Partnership as Landlord and Sears, Roebuck and Co. as Tenant

2.	Assignment and Assumption Agreement dated January 20, 1999 between The Mills Limited Partnership as Assignor and Western Hills Plaza L.L.C. as Assignee

3.	Lease Supplement dated November 11, 1999 The Mills Limited Partnership and Sears, Roebuck and Co.

4.	Second Amendment to Lease dated October 31, 2000 between Stomad Centers Western Hills Plaza, LLC and Sears, Roebuck and Co.

5.	Assignment and Assumption of Leases dated November 3, 2005 between Stomad Centers Western Hills Plaza, LLC as Grantor and HK New Plan Exchange Property Owner II, LP as Grantee

6.	Lease Renewal Letter dated September 18, 2013 to BRE Residual Owner I LLC (extending term through October 19, 2019)

Store No. 5539 (Solon, OH) (Kmart #3373)

1.	Lease Agreement dated March 18, 1977 between Developers Diversified Enterprises, Ltd., as landlord, and S.S. Kresge Company, as tenant

2.	Memorandum of Lease dated March 18, 1977

3.	Assignment of Lease dated June 15, 1977 between Developers Diversified Enterprises, Ltd. as Assignor and Solon Associates, Ltd. as Assignee

4.	First Amendment to Lease dated August 4, 1977 between Solon Associates, Ltd. and Kmart Corporation f/k/a S.S. Kresge Company

5.	Second Amendment to Lease dated November 11, 1977 between Solon Associates, Ltd. and Kmart Corporation f/k/a S.S. Kresge Company

6.	Commencement Date Letter dated March 3, 1978

7.	Third Amendment to Lease dated August 22, 1978 between Solon Associates, Ltd. and Kmart Corporation f/k/a S.S. Kresge Company

8.	Assignment of Lease dated September 1, 1982 between Solon Associates, Ltd. as Assignor and Solon Realty, Inc. as Assignee

9.	Assignment of Lease dated September 1, 1982 between Solon Realty, Inc. as Assignor and Solon Realty Limited Partnership as Assignee

10.	Notice Regarding Lease Extension dated September 27, 2002

11.	Notice of Extension dated August 22, 2007 to Solon, OH Retail LLC (Landlord)

12.	Lease Renewal Notification dated September 19, 2012

PENNSYLVANIA

Store 1064 (Langhorne, PA)

1.	Amended and Restated Department Store Lease Agreement dated April 14, 1989 between Lincoln Plaza Associates and Sears, Roebuck and Co.

2.	Collateral Agreement dated April 14, 1989 between Lincoln Plaza Associates and Sears, Roebuck and Co.

3.	Agreement Relating to Non-Disturbance, Attornment and Other Related Matters dated October 18, 1989

4.	Lease Supplement dated October 31, 1989 between Lincoln Plaza Associates and Sears, Roebuck and Co.

5.	Letter Agreement dated January 8, 1992 between Kravco Company, agent for Lincoln Plaza Associates and Sears, Roebuck and Co.

6.	Letter Agreement dated July 30, 1992 between Connecticut General Life Insurance Company, Lincoln Plaza Associates and Sears, Roebuck and Co.

7.	Amendment to Lease dated January 31, 2005 between Lincoln Plaza Associates and Sears, Roebuck and Co.

8.	Renewal Notice dated July 22, 2008 to Lincoln Plaza Associates (extending term to August 15, 2014)

9.	Letter Agreement dated June 25, 2009 between Simon Property Group, Inc. and Sears, Roebuck and Co. (regarding monthly electric escrow)

10.	Second Amendment to Lease dated August 28, 2013 between Lincoln Plaza Associates and Sears, Roebuck and Co.

Store No. 1244 (York, PA)

1.	Lease dated May 26, 1988 between York Zamias Limited Partnership and Sears, Roebuck and Co.

2.	Takeout Agreement dated May 26, 1988 between York Zamias Limited Partnership and Sears, Roebuck and Co.

3.	Collateral Agreement dated May 26, 1988 between York Zamias Limited Partnership and Sears, Roebuck and Co.

4.	Lease Supplement dated December 4, 1989 between York Zamias Limited Partnership and Sears, Roebuck and Co.

5.	Lease Amendment Agreement dated May 7, 1990 between York Zamias Limited Partnership and Sears, Roebuck and Co.

6.	Change of Ownership Notice to Tenants dated July 1, 1999 (sale of property from YGL Partners to Parham Limited Partnership)

7.	Second Amendment to Lease dated April 8, 2008 between York Galleria Limited Partnership and Sears, Roebuck and Co.

8.	Lease Renewal Letter dated October 31, 2013 to York Galleria Limited Partnership (extending term to January 31, 2018)

Store No. 2344 (State College, PA)

1.	Lease Agreement dated September 25, 1989 between Crown American Corporation and Sears, Roebuck and Co.

2.	Memorandum of Lease dated October 10, 1989

3.	Collateral Agreement dated September 29, 1989 between Crown American Corporation and Sears, Roebuck and Co.

4.	Lease Amendment and Lease Supplement dated September 20, 1990 between Crown American Corporation and Sears, Roebuck and Co.

5.	Notice of Lease Assignment dated November 29, 1990 from The Equitable Life Assurance Society to Sears, Roebuck and Co.

6.	Second Amendment to Lease dated June 10, 1999 between Crown American Financing Partnership and Sears, Roebuck and Co.

7.	Letter Agreement dated April 14, 2000 between Crown American Financing Partnership and Sears, Roebuck and Co.

8.	Lease Extension Letter dated November 1, 2004 (extending term to August 28, 2010)

9.	Lease Extension Letter dated December 17, 2009 (extending term to August 28, 2015)

Store 2684 (Frackville, PA)

1.	Lease and Shopping Center Construction, Operating and Easement Agreement and Grant of Rights Over Premises Other than Those Leased dated August 21, 1978 between Crown American Corporation and Sears, Roebuck and Co.

2.	Agreement Regarding Assignment of Leases dated August 21, 1978 between Crown American Corporation and Sears, Roebuck and Co.

3.	Notice of Lease Assignment dated October 25, 1979 between Crown American Corporation and Sears, Roebuck and Co. (assignment of landlord interest to The Equitable Life Assurance Society)

4.	Supplemental Agreement dated December 23, 1980 between Crown American Corporation and Sears, Roebuck and Co.

5.	Letter Agreement dated August 5, 1983 between Crown American Corporation and Sears, Roebuck and Co.

6.	Notice of Lease Assignment dated August 22, 1983 between Crown American Corporation and Sears, Roebuck and Co. (assignment of landlord interest to The Equitable Life Assurance Society)

7.	Notice of Lease Assignment dated November 29, 1990 between Crown American Corporation and Sears, Roebuck and Co. (assignment of landlord interest to The Equitable Life Assurance Society)

8.	Lease Amendment dated December 11, 1990 between Crown American Corporation and Sears, Roebuck and Co.

9.	Second Lease Amendment dated May 8, 1995 between Crown American Corporation and Sears, Roebuck and Co.

10.	Supplement to Second Lease Amendment dated November 1, 1995 between Crown American Properties, L.P. and Sears, Roebuck and Co.

11.	Notice of Extension of Lease dated October 6, 2004 to Pennsylvania Real Estate Investment Trust (Landlord) (extending term to October 31, 2010)

12.	Assignment and Assumption of Leases dated March 6, 2007 between PR Schuylkill Limited Partnership, PREIT Services, LLC as Assignor and Empire Schuylkill, L.P. as Assignee

13.	Notice of Lease Extension dated October 22, 2009 to Empire Schuylkill, L.P. (Landlord) (extending term to October 31, 2015)

Store No. 1884 (King of Prussia, PA)

1.	Lease dated October 28, 1981 between King of Prussia Associates and Sears, Roebuck and Co.

2.	Takeout Agreement dated October 28, 1981 between King of Prussia Associates and Sears, Roebuck and Co.

3.	Supplemental Agreement dated October 28, 1981 between King of Prussia Associates and Sears, Roebuck and Co.

4.	Supplement to Supplemental Agreement dated October 1, 1983 between King of Prussia Associates and Sears, Roebuck and Co.

5.	Supplement to Takeout Agreement dated March 12, 1984 between King of Prussia Associates and Sears, Roebuck and Co.

6.	Notice of Lease Assignment dated November 25, 1985 from The Equitable Life Assurance Society

7.	Letter Agreement dated September 20, 1988 between King of Prussia Associates and Sears, Roebuck and Co.

8.	Letter Agreement dated June 18, 1993 between King of Prussia Associates and Sears, Roebuck and Co. (regarding proposed renovation and expansion)

9.	Letter Agreement dated October 15, 1993 between King of Prussia Associates and Sears, Roebuck and Co. (regarding payment of interior and exterior work)

10.	Amendment to Lease dated November 30, 1993

11.	Second Amendment to Lease dated August 22, 2000 between King of Prussia Associates and Sears, Roebuck and Co.

12.	Letter Agreement date June 25, 2009 between King of Prussia Associates and Sears, Roebuck and Co. (regarding electric utility charges)

13.	Mutual Release and Settlement Agreement dated February 4, 2013 between King of Prussia Associates and Sears, Roebuck and Co.

14.	Letter Agreement dated May 1, 2013 from Simon Property Group, L.P. to Sears, Roebuck and Co. (regarding property redevelopment)

Store No. 1154 (Whitehall, PA)

1.	Lease dated March 16, 1964 between Donnelly & Suess Properties, Inc. and Sears, Roebuck and Co.

2.	Memorandum of Lease for Recording dated February 23, 1966

3.	Agreement dated July 14, 1966 between Alton, Inc. (Landlord) and Sears, Roebuck and Co.

4.	Agreement dated August 30, 1966 between Alton, Inc. and Sears, Roebuck and Co.

5.	Letter Agreement dated September 20, 1966 between Alton, Inc. and Sears, Roebuck and Co.

6.	Letter Agreement dated February 13, 1967

7.	Assignment dated February 27, 1967 by Alton, Inc. to Massachusetts Mutual Life Insurance Company

8.	Letter Agreement dated March 13, 1975 between Alton, Inc. and Sears, Roebuck and Co.

9.	Whitehall Mall Lease Amendment Agreement dated November 3, 1980 between Whitemark Associates and Pennsylvania Real Estate Investment Trust (collectively, Landlord), Sears, Roebuck and Co. (Tenant) and Massachusetts Mutual Life Insurance Company (Assignee)

10.	Lease Amendment dated November 10, 1981 between Whitemark Associates and Pennsylvania Real Estate Investment Trust (collectively, Landlord) and Sears, Roebuck and Co. (Tenant)

11.	Letter Agreement dated January 11, 1982 between Whitemark Associates and Pennsylvania Real Estate Investment Trust and Sears, Roebuck and Co.

12.	Letter Agreement dated December 14, 1982 between Whitemark Associates and Pennsylvania Real Estate Investment Trust and Sears, Roebuck and Co.

13.	Lease Amendment dated May 23, 1984 between Whitemark Associates and Pennsylvania Real Estate Investment Trust and Sears, Roebuck and Co.

14.	Notice of Extension of Lease dated September 14, 1990 from Sears, Roebuck and Co. to Kravco Company (Landlord)

15.	Amendment to Lease and Tenant’s Consent dated December 16, 1998 between Whitemark Associates and Pennsylvania Real Estate Investment Trust and Sears, Roebuck and Co.

16.	Notice of Extension of Lease and Tenant’s Address dated July 5, 2000 from Sears, Roebuck and Co. to Kravco Company (agent for Landlord)

17.	Lease Renewal Letter dated August 31, 2010 to Kravco Company (extending term to September 18, 2021)

Store No. 1334 (Pittsburgh, PA)

1.	Lease dated July 6, 1964 between Harry Soffer and Eugene Lebowitz d/b/a Don-Mark Realty Company and Sears, Roebuck and Co.

2.	Letter Agreement dated August 10, 1964 between Don-Mark Realty and Sears, Roebuck and Co.

3.	Letter Agreement dated August 3, 1965 between Don-Mark Realty and Sears, Roebuck and Co.

4.	Modification and Ratification of Lease dated October 28, 1965 between Don-Mark Realty and Sears, Roebuck and Co.

5.	Letter Agreement dated March 14, 1975 between Edward J. Lewis, Donald Soffer and Mark E. Mason t/a Oxford Development Company (Landlord) and Sears, Roebuck and Co.

6.	Lease Amendment dated December 7, 1984 between Connecticut General Life Insurance Company (Landlord) and Sears, Roebuck and Co.

7.	Lease Amendment dated December, 1996 between South Hills Villages Associates, LP (Landlord) and Sears, Roebuck and Co.

8.	Letter dated May 22, 2000 from Sears, Roebuck and Co. to South Hills Village Associates, LP

9.	Lease Amendment Agreement dated December 3, 2009 between South Hills Village Associates, LP and Sears, Roebuck and Co. (setting extended term until July 27, 2015)

10.	Mutual Release and Settlement Agreement dated March 15, 2011 between South Hills Villages Associates, LP and Sears, Roebuck and Co.

11.	Letter Agreement dated August 10, 2011 between South Hills Village Associates, LP and Sears, Roebuck and Co.

12.	Amendment to Lease and Consent Agreement dated February 14, 2012 between South Hills Village Associates, LP and Sears, Roebuck and Co.

Store No. 1073 (Exton, PA)

1.	Ground Lease dated October 1, 1998 between Exton Square, Inc. and Sears, Roebuck and Co.

2.	Memorandum of Lease dated October 1, 1998

3.	Lease Supplement dated February 10, 2000 between Exton Square, Inc. and Sears, Roebuck and Co.

4.	Letter dated February 21, 2001 from Sears, Roebuck and Co. to Exton Square, Inc. (regarding unamortized value of Tenant’s building)

Store No. 1644 (Lancaster, PA)

1.	Agreement and Lease dated June 2, 1970 between Park City Associates and Algon Realty Company

2.	Memorandum of Lease dated June 2, 1970

3.	Supplemental Memorandum of Lease dated June 15, 1971

4.	First Amendment to Agreement and Lease dated June 15, 1971 between Park City Associates and Algon Realty Company

5.	Articles of Merger dated January 31, 1972 (where Algon Realty Company merged with and into Sears, Roebuck and Co.) (Certified by the PA Department of State September 26, 2001)

6.	Letter Agreement dated August 9, 1972 between Sears, Roebuck and Co. and Park City Associates

7.	Second Amendment to Lease dated June 4, 1984 between Dusco Property Management, Inc. (as agent for Landlord, M. James Spitzer, Jr. and Ernest Greenberger) and Sears, Roebuck and Co.

8.	Agreement (Third Amendment) dated August 9, 1988 between James M. Spitzer, Jr. and Kenneth Gleidman as Trustees under Trust Agreement dated July 31, 1979 (Landlord) and Sears, Roebuck and Co.

9.	Letter Agreement dated January 12, 1989 between James M. Spitzer, Jr. and Kenneth Gleidman as Trustees under Trust Agreement dated July 31, 1979 (Landlord) and Sears, Roebuck and Co.

10.	Letter Agreement dated June 10, 1998 between General Growth Partners and Sears, Roebuck and Co. (regarding a sale of shopping center)

11.	Letter Agreements dated November 17, 2005, May 30, 2006 and June 13, 2006 from General Growth Partners to Sears, Roebuck and Co. (regarding site plan approval)

12.	Fourth Amendment to Lease dated April 30, 2007 between Lancaster Trust and Sears, Roebuck and Co.

Store No. 1654 (Media, PA)

1.	Lease, Shopping Center, Construction, Operating and Easement Agreement and Grant of Certain Rights over Premises Other than Those Leased, and Grant of Right to Purchase Entire Site dated February 11, 1972 between Granite Run Mall, Inc. and Sears, Roebuck and Co.

2.	Supplemental Agreement dated February 11, 1972 between Granite Run Mall, Inc. and Sears, Roebuck and Co.

3.	Amendment to Lease No.1 dated May 2, 1972 between Granite Run Mall, Inc. and Sears, Roebuck and Co.

4.	Supplemental Agreement dated September 11, 1973 between Granite Run Mall, Inc. and Sears, Roebuck and Co.

5.	Amendment to Lease No. 2 dated July 21, 1980 between Granite Run Mall, Inc. and Sears, Roebuck and Co.

6.	Lease Amendment dated May 2, 1984 between Granite Run Mall, Inc. and Sears, Roebuck and Co.

7.	Letter Agreement dated January 25, 1989 between Granite Run Mall Associates and Sears, Roebuck and Co.

8.	Letter Agreement dated July 20, 2001 between Simon Property Group and Sears, Roebuck and Co. (for a Budget installation)

9.	Assignment of Leases dated May 10, 2006 between SDG Macerich Properties, LP as Assignor and SM Granite Run Mall LP as Assignee (assignment of Landlord’s interest)

10.	Letter dated April 13, 2011 from Madison Marquette (regarding change in ownership from SM Granite Run Mall, LP to 1067 West Baltimore Pike Holdings Limited Partnership)

Store No. 1834 (North Wales, PA)

1.	Lease dated August 17, 1979 between Montgomeryville Associates and Sears, Roebuck and Co.

2.	Supplemental Agreement dated October 21, 1980 between Montgomeryville Associates and Sears, Roebuck and Co.

3.	Supplemental Agreement #2 dated January 19, 1981 between Montgomeryville Associates and Sears, Roebuck and Co.

4.	Letter Agreement dated October 24, 1994 between Kravco, Inc. and Sears, Roebuck and Co.

5.	Letter Agreement dated August 21, 1995 between Kravco, Inc. and Sears, Roebuck and Co.

6.	Two Party Supplemental Agreement and Amendment to Lease dated May 10, 1999 between Sears, Roebuck and Co. and Montgomeryville Associates

7.	Assignment of Leases dated April , 2004 between Montgomeryville Associates as Assignor and Mall at Montgomeryville, LP as Assignee

8.	Letter Agreement dated June 22, 2007 between Montgomeryville Associates and Sears, Roebuck and Co.

9.	Letter Agreement dated June 25, 2009 between Simon Property Group, L.P. and Sears, Roebuck and Co.

10.	Amendment to Lease dated August 24, 2012 between Sears, Roebuck and Co. and Mall at Montgomeryville, L.P.

Store No. 1534 (Scranton, PA)

1.	Lease dated February 17, 1966 between Crown Construction Company and Sears, Roebuck and Co.

2.	First Supplemental Agreement dated April 21, 1966 between Sears, Roebuck and Co. and Crown Construction Company

3.	Second Supplemental Agreement dated February 19, 1968 between Sears, Roebuck and Co. and Crown Construction Company

4.	Supplemental Agreement dated July 16, 1968 between Sears, Roebuck and Co. and Crown Construction Company

5.	Letter Agreement dated October 17, 1969 between Sears, Roebuck and Co. and Crown Construction Company

6.	Amendment Agreement dated September 3, 1980 between Crown American Corporation, Sears, Roebuck and Co. and The Equitable Life Assurance Society

7.	Lease Amendment and Extension dated August 29, 1986 between Sears, Roebuck and Co. and Crown American Corporation

8.	Letter Agreement dated November 2, 1990 between Sears, Roebuck and Co. and Crown American Corporation

9.	Lease Amendment dated December 11, 1990 between Sears, Roebuck and Co. and Crown American Corporation

10.	Collateral Agreement dated December 11, 1990 between Sears, Roebuck and Co. and Crown American Corporation

11.	Amendment to Collateral Agreement dated December 21, 1992 between Sears, Roebuck and Co. and Crown American Corporation

12.	Amendment to Lease dated December 21, 1992 between Sears, Roebuck and Co. and Crown American Corporation

13.	Amendment to Lease dated June 15, 2000 between Sears, Roebuck and Co. and Crown American Financing Partnership, L.P.

14.	Lease Amendment dated October 1, 2004 between PR Financing Limited Partnership and Sears, Roebuck and Co.

15.	Amendment to Lease dated October 30, 2009 between PR Viewmont Limited Partnership and Sears, Roebuck and Co.

16.	Lease Extension Notice dated June 21, 2010 to PR Viewmont Limited Partnership (extending term to December 31, 2015)

Store No. 2494 (Altoona, PA)

1.	Lease Agreement dated November 25, 1964 between Stephen J. Siciliano and Sears, Roebuck and Co.

2.	Lease Agreement dated June 24, 1965 (Short Form)

3.	Letter Agreement dated December 6, 1965 between Sears, Roebuck and Co. and Logan Valley Plaza, Inc.

4.	Lease Amendment dated April 18, 1967 between Sears, Roebuck and Co. and Logan Valley Plaza, Inc.

5.	Lease Amendment dated March 20, 1974 between Sears, Roebuck and Co. and Crown American Corporation

6.	Letter Agreement dated September 14, 1974 between Sears, Roebuck and Co. and Crown American Corporation

7.	Letter Agreement dated September 12, 1984 between Sears, Roebuck and Co. and Crown American Corporation

8.	Notice of Extension of Lease dated February 16, 1994 to Crown American Financing Partnership

9.	Lease Amendment dated March 21, 1995 between Crown American Financing Partnership and Sears, Roebuck and Co.

10.	Letter Agreement dated October 27, 1995 between Crown American Financing Partnership and Sears, Roebuck and Co.

11.	Lease Amendment dated February 2, 1996 between Crown American Financing Partnership and Sears, Roebuck and Co.

12.	Memorandum of Lease Amendment dated October 11, 1996 between Crown American Properties, L.P. and Sears, Roebuck and Co.

13.	Supplemental Agreement to Lease Amendment dated November 15, 1996 between Crown American Properties, L.P. and Sears, Roebuck and Co.

14.	Assignment and Assumption of Leases dated November 17, 1997 between Crown American Properties, L.P., as assignor, and Crown American WL Associates, L.P., as assignee

SOUTH CAROLINA

Store No. 2035 (Columbia, SC)

1.	Lease Agreement, dated August 8, 1989, between Homart Development Co. (as predecessor-in-interest to Columbiana Centre, LLC) and Sears, Roebuck and Co.

2.	Collateral Agreement, dated August 8, 1989, between Homart Development Co. (as predecessor-in-interest to Columbiana Centre, LLC) and Sears, Roebuck and Co.

3.	Lease Supplement, dated August 9, 1990, between Homart Development Co. (as predecessor-in-interest to Columbiana Centre, LLC) and Sears, Roebuck and Co.

4.	First Amendment to Lease, dated September 14, 1995, between Homart Development Co. (as predecessor-in-interest to Columbiana Centre, LLC) and Sears, Roebuck and Co.

5.	Letter, dated September 23, 2009, from Sears, Roebuck and Co. extending the lease term

TENNESSEE

Store No. 1395 (Knoxville, TN)

1.	Sublease Agreement, dated October 18, 1971, between Ralph Biernbaum (as predecessor-in-interest to West Town Joint Venture) and Sears, Roebuck and Co.

2.	First Amendment to Lease Agreement, dated December 18, 1986, between RREEF USA Fund – II (as predecessor-in-interest to West Town Joint Venture) and Sears, Roebuck and Co.

3.	Second Amendment to Lease Agreement, dated May 24, 1995, between West Town Joint Venture and Sears, Roebuck and Co.

4.	Third Amendment to Lease Agreement, dated December 12, 1996, between West Town Joint Venture and Sears, Roebuck and Co.

5.	Supplemental Agreement, dated December 12, 1996, between West Town Joint Venture and Sears, Roebuck and Co.

Store No. 2875 (Franklin/Nashville, TN)

1.	Post-Closing Lease, dated June 28, 2013, between Sears, Roebuck and Co. and Coolsprings Mall, LLC

2.	Notice of Termination Letter dated February 3, 2014 from Coolsprings Mall, LLC to Sears, Roebuck and Co.

VERMONT

Store No. 1463 (Burlington, VT)

1.	Ground Lease Agreement, dated January 3, 1996, between William G. Finard and Morris Rand, Trustees of University Mall Realty Trust, a trust u/d/t dated November 7, 1977, recorded in the South Burlington, Vermont Land Records, as amended (as predecessor-in-interest to University Mall LLC) and Sears, Roebuck and Co.

2.	General Assignment and Assumption and Bill of Sale, dated March, 2007, between William G. Finard and Morris Rand, Trustees of University Mall Realty Trust and University Mall, LLC.

3.	Letter, dated December 22, 2011, from University Mall relating to change of address of landlord.

Store No. 2623 (Rutland, VT)

1.	Lease, dated April 16, 1990, between Finard-Zamias Associates (as predecessor-in-interest to Gemini Diamond Run H, LLC) and Sears, Roebuck and Co.

2.	First Amendment to Lease, dated September 17, 1993, between DGZ Associates Limited Partnership (as predecessor-in-interest to Gemini Diamond Run H, LLC) and Sears, Roebuck and Co.

3.	Second Amendment of Lease, dated March 25, 1994, between DGZ Associates Limited Partnership (as predecessor-in-interest to Gemini Diamond Run H, LLC) and Sears, Roebuck and Co.

4.	Assignment of Lease, dated April 6, 1994, between DGZ Associates Limited Partnership and Rutland Regional Shopping Center Associates, L.P.

5.	Third Amendment of Lease, dated April 7, 1994, between Rutland Regional Shopping Center Associates, L.P. (as predecessor-in-interest to Gemini Diamond Run H, LLC) and Sears, Roebuck and Co.

6.	Lease Supplement, dated August 18, 1995, between Rutland Regional Shopping Center Associates, L.P. (as predecessor-in-interest to Gemini Diamond Run S, LLC and Gemini Diamond Run H, LLC) and Sears, Roebuck and Co.

7.	Bill of Sale and Blanket Assignment, dated August , 2007, between

8.	Letter, dated July 22, 2009, from Sears, Roebuck and Co. extending lease term.

VIRGINIA

Store No. 2395 (Manassas, VA)

1.	Indenture of Lease dated June 3, 1969 between C. Lacey Compton and First Virginia Bank as co-executors of Emily R. Lewis, as landlord, and Manassas Interstate Properties, Inc., as tenant

2.	Letter Agreement dated April 3, 1970 between Montgomery Ward & Co., Incorporated and Manassas Interstate Properties, Inc.

3.	Assignment of Lease dated April 30, 1970 between Manassas Interstate Properties, Inc. as Assignor and Monwar Property Corporation as Assignee

4.	Assignment and Assumption of Lease dated April 12, 2001 between Montgomery Ward Development, LLC (f/k/a Montgomery Ward Development Corporation, f/k/a Monwar Property Corporation), as assignor, and Sears, Roebuck and Co., as assignee

5.	Bankruptcy Court Order dated February 19, 2001 (approving assignment of lease to Sears)

6.	Notice Letter dated April 24, 1013 from Manassas Mall SC Corporation (regarding sale of shopping center from Manassas Owner LLC to Manassas Mall SC Corporation)

Store No. 2435 (Charlottesville, VA)

1.	Leaseback and Construction Agreement dated January 15, 1979 between CV Associates as Landlord and Sears, Roebuck and Co. as Tenant

2.	Assignment and Assumption Agreement dated January 15, 1979 between Sears, Roebuck and Co. as Assignor and CV Associates as Assignee (where Sears assigned its tenant interest in the Deed of Lease dated January 15, 1979 to CV Associates (landlord under this lease is CFS Associates))

3.	Supplement to Leaseback and Construction Agreement dated March 11, 1980 between CV Associates and Sears, Roebuck and Co.

4.	Opening Date Agreement dated January 18, 1982 between CFS Associates and Sears, Roebuck and Co.

5.	Letter Agreement dated March 28, 2003 between CV Associates and Sears, Roebuck and Co. (regarding Sears remodel and reimbursement for asbestos)

6.	Notice of Extension of Lease dated January 8, 1999 (extending term through March 4, 2005)

7.	Notice of Extension of Lease dated October 31, 2003 (extending term through March 4, 2010)

8.	Notice of Extension of Lease to C.V. Associates L.P. (Landlord) dated October 8, 2008 (extending term through March 4, 2015)

9.	Letter Agreement dated October 16, 2009 between Simon Property Group and Sears, Roebuck and Co. (regarding Sears consent to addition of Red Lobster)

Store No. 1274 (Richmond, VA)

1.	Lease Agreement dated February 24, 1995 between The Macerich Partnership, L.P. and Sears, Roebuck and Co.

2.	Letter Agreement dated February 24, 1995 between The Macerich Partnership, L.P. and Sears, Roebuck and Co. (supplementing terms of the Lease)

3.	Letter Agreement dated February 24, 1995 between The Macerich Partnership, L.P. and Sears, Roebuck and Co. (regarding existing utility line)

4.	Lease Supplement dated July 26, 1996 between The Macerich Partnership, L.P. and Sears, Roebuck and Co.

5.	Letter dated September 17, 2012 from The Macerich Partnership, L.P. (regarding change in ownership to Macerich Chesterfield LLC)

Store No. 1024 (Falls Church, VA)

1.	Sublease dated November 25, 1996 between Juniper Lane Associates, L.C. and Sears, Roebuck and Co.

2.	Side Letter Agreement dated December 2, 1996 between Juniper Lane Associates, L.C. and Sears, Roebuck and Co.

3.	Amendment to Sublease dated October 12, 1998 between Juniper Lane Associates, L.C. and Sears, Roebuck and Co.

4.	Second Amendment to Sublease dated October 30, 1998 between Juniper Lane Associates, L.C. and Sears, Roebuck and Co.

5.	Lessee’s Estoppel Letter and Lease Amendment dated November 24, 1998 to The College Life Insurance Company of America

6.	Lease Supplement dated March 16, 1999 between Juniper Lane Associates Limited Liability Company and Sears, Roebuck and Co.

Store No. 2694 (Fredericksburg, VA)

1.	Lease, dated November 5, 1979, between Sears, Roebuck and Co. and Spotsylvania Mall Company

2.	Supplemental Agreement - A, dated February 18, 1980

3.	Supplemental Agreement - B, dated February 18, 1980

4.	First Lease Modification Agreement, dated May 5, 1980

5.	Letter Agreement, dated May 15, 1980

6.	Letter Agreement, dated February 3, 1982

7.	Letter Agreement, dated February 15, 1985

8.	Lease Modification Agreement No. 2, dated April 1, 1985

9.	Lease Modification No. 3, dated July 9, 1985

10.	Letter Agreement, dated February 20, 1989

11.	Third Amendment to Lease, dated October 9, 1995

12.	Notice of Extension of Lease, dated February 5, 1999

13.	Fourth Amendment to Lease, dated October 9, 2000

14.	Notice of Extension of Lease, dated December 12, 2003

15.	Lease Modification Agreement No. 5, dated August 22, 2006

16.	Notice of Extension of Lease, dated February 18, 2009

17.	Notice of Extension of Lease, dated February 18, 2014 (extending term to February 28, 2020)

WASHINGTON

Store No. 1139 (Tukwila, WA)

1.	Agreement of Lease, dated April 14, 1966, between Southcenter Shopping Center Corporation (as predecessor-in-interest to WEA Southcenter LLC) and Marshall Field and Company (as predecessor-in-interest to Sears, Roebuck and Co.)

2.	Lease Amendment, dated June 29, 1966, between Southcenter Shopping Center Corporation (as predecessor-in-interest to WEA Southcenter LLC) and Marshall Field and Company (as predecessor-in-interest to Sears, Roebuck and Co.)

3.	Second Amendment to Lease, dated April 23, 1987, between Southcenter Joint Venture (as predecessor-in-interest to WEA Southcenter LLC) and Frederick & Nelson Southcenter, Inc. (as predecessor-in-interest to Sears, Roebuck and Co.)

4.	Third Amendment to Lease, dated February 11, 1991, between Southcenter Joint Venture (as predecessor-in-interest to WEA Southcenter LLC) and Seattle-First National Bank, as Owner Trustee U/T/A dated 8/10/88 (as predecessor-in-interest to Sears, Roebuck and Co.)

5.	Fourth Amendment to Lease, dated April 22, 1993, between Southcenter Shopping Center Corporation (as predecessor-in-interest to WEA Southcenter LLC) and Sears, Roebuck and Co.

6.	Fifth Amendment to Lease, dated November 16, 1995, between Southcenter Shopping Center Corporation (as predecessor-in-interest to WEA Southcenter LLC) and Sears, Roebuck and Co.

7.	Sixth Amendment to Lease, dated December 23, 2008, between WEA Southcenter LLC and Sears, Roebuck and Co.

8.	Agreement, dated September 18, 1968, between Southcenter Shopping Center Corporation (as predecessor-in-interest to WEA Southcenter LLC) and Marshall Field and Company (as predecessor-in-interest to Sears, Roebuck and Co.)

9.	Letter Agreement, dated April 21, 1994, between Southcenter Joint Venture (as predecessor-in-interest to WEA Southcenter LLC) and Sears, Roebuck and Co.

10.	Assignment and Assumption of Ground Lease and Other Property Interests, dated September 28, 2006, between Prudential Retirement Insurance and Annuity Company and WEA Southcenter, LLC, recorded on September 29, 2006 in King County, Washington as Document 20060929002119

11.	Letter, dated January 17, 2008, from Sears, Roebuck and Co. extending the lease term